                                                                  EXHIBIT 10(g)
                                                                   July 1, 1996


                      Harris Corporation Retirement Plan

                                TABLE OF CONTENTS
                                    ARTICLE I
                                   DEFINITIONS


1.1            Accounts.................................................................................   - 2 -

1.2            After-Tax Account........................................................................   - 2 -

1.3            After-Tax Contributions..................................................................   - 2 -

1.4            Basic Account............................................................................   - 2 -

1.5            Balanced Fund............................................................................   - 2 -

1.6            Beneficiary..............................................................................   - 2 -

1.7            Break-in-Service.........................................................................   - 3 -

1.8            Code.....................................................................................   - 3 -

1.9            Compensation.............................................................................   - 3 -

1.10           Consolidated Subsidiaries................................................................   - 5 -

1.11           Corporation..............................................................................   - 6 -

1.12           Corporation Committee....................................................................   - 6 -

1.13           Disability...............................................................................   - 6 -

1.14           Early Retirement Age ....................................................................   - 6 -

1.15           Employment Unit..........................................................................   - 6 -

1.16           Employee.................................................................................   - 6 -

1.17           ERISA -..................................................................................   - 7 -
1.18           Excess Compensation......................................................................   - 7 -

1.19           Fiscal Year..............................................................................   - 7 -

1.20           Full-time Employee.......................................................................   - 7 -

1.21           Harris Stock Fund .......................................................................   - 8 -

1.22           Harris Stock After-Tax Account...........................................................   - 8 -

1.23           Harris Stock Matching Account ...........................................................   - 8 -

1.24           Harris Stock Pre-Tax Account.............................................................   - 8 -

1.25           Highly Compensated Employee..............................................................   - 8 -

1.26           Hour of Service..........................................................................   - 8 -

1.27           Investment Funds ........................................................................   - 9 -

1.28           Layoff ..................................................................................   - 9 -

1.29           Leave of Absence ........................................................................   - 9 -

1.30           Matching After-Tax Account..............................................................   - 10 -

1.31           Matching After-Tax Contributions .......................................................   - 10 -

1.32           Matching Contributions .................................................................   - 10 -

1.33           Matching Pre-Tax Account ...............................................................   - 10 -

1.34           Matching Pre-Tax Contributions..........................................................   - 10 -

1.35           Military Leave..........................................................................   - 10 -

1.36           Normal Retirement Age...................................................................   - 11 -

1.37           Participant.............................................................................     11 -
1.38           Participating Company...................................................................   - 11 -

1.39           Period of Service ......................................................................   - 11 -

1.40           Period of Severance ....................................................................   - 11 -

1.41           Plan....................................................................................   - 12 -

1.42           Plan Year...............................................................................   - 12 -

1.43           Predecessor Company.....................................................................   - 12 -

1.44           Pre-Tax Account ........................................................................   - 12 -

1.45           Pre-Tax Contributions...................................................................   - 13 -

1.46           Profit-Sharing Account .................................................................   - 13 -

1.47           Profit-Sharing Contributions ...........................................................   - 13 -

1.48           Related Company.........................................................................   - 13 -

1.49           Rollover Account........................................................................   - 13 -

1.50           Savings Account.........................................................................   - 14 -

1.51           SERP....................................................................................   - 14 -

1.52           Severance from Service Date ............................................................   - 14 -

1.53           Supplemental Account ...................................................................   - 14 -

1.54           Taxable Wage Base ......................................................................   - 14 -

1.55           Trust Agreement ........................................................................   - 15 -

1.56           Trust Fund..............................................................................   - 15 -

1.57           Trustee ................................................................................   - 15 -
1.58           Valuation Date..........................................................................   - 15 -

                                   ARTICLE II

                                  PARTICIPATION


2.1            In General..............................................................................   - 16 -

2.2            Renewal of Participation on Reemployment................................................   - 16 -

2.3            Periods of Service on Reemployment......................................................   - 16 -

2.4            Service with Predecessor Company........................................................   - 17 -

2.5            Participation for Purposes of Rollover Contributions....................................   - 18 -

                                   ARTICLE III

                          CONTRIBUTIONS AND ALLOCATIONS

3.1            Profit-Sharing Contributions............................................................   - 19 -

3.2            Allocation of Profit-Sharing Contributions to Participants..............................   - 22 -

3.3            Pre-Tax Contributions...................................................................   - 23 -

3.4            Matching Pre-Tax Contributions..........................................................   - 24 -

3.5            After-Tax Contributions.................................................................   - 25 -

3.6            Matching After-Tax Contributions........................................................   - 26 -

3.7            Elections to Make Pre-Tax and After-Tax Contributions...................................   - 26 -

3.8            Rollover Contributions..................................................................   - 28 -

3.9            Participating Company's Obligation to Make Contributions................................   - 28 -

3.10           Treatment of Forfeited Amounts..........................................................   - 29 -

3.11           Finality of Allocations.................................................................   - 29 -

                                   ARTICLE IV

                          LIMITATIONS ON CONTRIBUTIONS

4.1            In General..............................................................................   - 31 -

4.2            Pre-Tax Contributions...................................................................   - 31 -

4.3            Percentage Limitation on Pre-Tax Contributions..........................................   - 32 -

4.4            Percentage Limitation on After-Tax and Matching Contributions...........................   - 32 -

4.5            Multiple Use of Alternative Limitations.................................................   - 34 -

4.6            Limitations on Annual Additions.........................................................   - 34 -

                                    ARTICLE V

                             VESTING AND FORFEITURES

5.1            In General.....................................................................................   - 37 -

5.2            Vesting on Retirement, Death or Disability.....................................................   - 37 -

5.3            Vesting on Other Termination of Employment.....................................................   - 37 -

5.4            Effect of In-Service Withdrawals on a Participant's Vested Percentage..........................   - 39 -

5.5            Forfeitures....................................................................................   - 39 -

                                   ARTICLE VI

                            ACCOUNTS AND INVESTMENTS

6.1            Establishment of Accounts......................................................................   - 41 -
6.2            Investment of Profit-Sharing Account...........................................................   - 42 -

6.3            Investment of Accounts Other than Profit-Sharing Account.......................................   - 43 -

6.4            Allocation of Earnings and Losses..............................................................   - 45 -


6.5            Special Rules Concerning Harris Stock Fund.....................................................   - 46 -

                                   ARTICLE VII

                                  DISTRIBUTIONS

7.1            In General.....................................................................................   - 49 -

7.2            Small Benefit Cash-out.........................................................................   - 49 -

7.3            Form of Payment................................................................................   - 50 -

7.4            Time of Payment................................................................................   - 51 -

7.5            Direct Rollover................................................................................   - 51 -

7.6            Payments on Death..............................................................................   - 52 -

7.7            Benefit Amount and Withholding.................................................................   - 53 -

7.8            Order of Distributions.........................................................................   - 54 -

7.9            Statutory Requirements.........................................................................   - 54 -

7.10           Designating Beneficiaries......................................................................   - 57 -

7.11           Payment of Group Insurance Premiums............................................................   - 58 -

7.12           Inability to Locate Participant................................................................   - 59 -

                                  ARTICLE VIII

                                      LOANS

8.1            In General.....................................................................................   - 60 -

8.2            Loan Administration............................................................................   - 60 -

8.3            Terms and Conditions of Loans..................................................................   - 61 -

8.4            Interest Rate..................................................................................   - 63 -

8.5            Repayment and Default..........................................................................   - 63 -

8.6            Mechanics......................................................................................   - 65 -

8.7            Special Powers.................................................................................   - 65 -

                                   ARTICLE IX

                             IN-SERVICE WITHDRAWALS

9.1            At-Will Withdrawals from Savings Account and After-Tax Account.................................   - 67 -

9.2            Hardship Withdrawals from Pre-Tax Account......................................................   - 67 -

9.3            Emergency Withdrawals..........................................................................   - 69 -

9.4            Reduction of Investment Fund Balances..........................................................   - 70 -

                                    ARTICLE X

                              TOP-HEAVY PROVISIONS

10.1           In General.....................................................................................   - 71 -

10.2           Minimum Allocation.............................................................................   - 71 -

10.3           Minimum Vesting................................................................................   - 72 -
10.4           Definitions....................................................................................   - 73 -

                                   ARTICLE XI

                                 ADMINISTRATION

11.1           Named Fiduciaries..............................................................................   - 79 -

11.2           Corporation Committee..........................................................................   - 79 -

11.3           Powers and Duties of Committee.................................................................   - 79 -

11.4           Actions of Committee...........................................................................   - 79 -

11.5           Finality of Decisions..........................................................................   - 80 -

11.6           Immunities of Committee........................................................................   - 80 -

11.7           Advisers and Agents............................................................................   - 80 -

11.8           Committee Member who is Participant............................................................   - 81 -

11.9           Information Provided by Participating Companies................................................   - 81 -

11.10          Expenses.......................................................................................   - 81 -

11.11          Trust Fund Available to Pay All Plan Benefits..................................................   - 82 -

                                   ARTICLE XII

                 AMENDMENT AND TERMINATION AND CHANGE OF CONTROL

12.1           Amendment......................................................................................   - 83 -

12.2           Termination of Plan............................................................................   - 84 -

12.3           Discontinuance of Contributions................................................................   - 84 -

12.4           Vesting on Termination or Discontinuance of Contributions......................................   - 84 -
12.5           Distribution on Termination....................................................................   - 85 -

12.6           Change of Control..............................................................................   - 85 -

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

13.1           Restrictions on Alienation; Qualified Domestic Relations Orders................................   - 92 -

13.2           Exclusive Benefit Requirement..................................................................   - 93 -

13.3           Return of Contributions........................................................................   - 94 -

13.4           No Contract of Employment......................................................................   - 94 -

13.5           Payment of Benefits on Incapacity..............................................................   - 94 -

13.6           Merger.........................................................................................   - 95 -

13.7           Construction...................................................................................   - 96 -

13.8           Governing Law..................................................................................   - 95 -

13.9           Mistaken Payments..............................................................................   - 96 -

                                   ARTICLE XIV

                             SPECIAL PROVISIONS FOR

                                  EMPLOYEES OF

                      HARRIS TECHNICAL SERVICES DIVISION OF

                      HARRIS TECHNICAL SERVICES CORPORATION

14.1           Participation..................................................................................   - 97 -

14.2           Profit-Sharing Contributions...................................................................   - 97 -
14.3           Pre-Tax Contributions..........................................................................   - 98 -

14.4           No Matching Pre-Tax Contributions..............................................................   - 98 -

14.5           No Investment in the Harris Stock Fund.........................................................   - 98 -

14.6           Vesting........................................................................................   - 98 -

                                   APPENDIX A

Investment Funds................................................      - 101-

                                   APPENDIX B

Special Provisions For Transferred Participants.................      - 104-

                                   APPENDIX A

Participating Companies.........................................      - 106-

                                  INTRODUCTION

               The Harris Corporation Retirement Plan (the "Plan") is hereby amended and restated effective July 1, 1996. Those Participants in the Plan who are Employees on July 1, 1996 shall continue to participate in the Plan, as restated. Those Participants in the Plan who are not Employees on July 1, 1996 shall not be participants in the Plan, as restated, and their benefits shall be determined under the terms of the Plan that were in effect when they ceased to be Employees unless they are reemployed as Employees on or after July 1, 1996 by a Participating Company.

               The Plan and the related trust are intended to be a tax-exempt plan and trust under sections 401(a) and 501(a) of the Code, respectively. The Plan also is intended to be a profit-sharing plan that contains a qualified cash or deferred arrangement under section 401(k) of the Code.

                                    ARTICLE I
                                   DEFINITIONS

               1.1 Accounts -- means all of the accounts described in section 6.1, and such other accounts that may be established on behalf of each Participant, to be credited with contributions made on behalf of a Participant, adjusted for earnings and losses as provided in the Plan and debited by Plan expenses allocable to the Accounts, distributions, withdrawals and loans to the Participant.

               1.2 After-Tax Account -- means the account established to record After-Tax Contributions made on the Participant's behalf other than those invested in the Harris Stock Fund.

               1.3 After-Tax Contributions -- means the contributions described in section 3.5.

               1.4 Basic Account -- means the account established to record the portion of the Profit-Sharing Contributions allocable to a Participant's Compensation.


                                      -2-                Harris Retirement Plan

Definitions


               1.5 Balanced Fund -- means the Balanced Fund described in Appendix A.

               1.6 Beneficiary -- means the person or persons entitled to receive any benefits payable under the Plan on account of a Participant's death.

               1.7 Break-in-Service -- means a Period of Severance, as defined below.

               1.8 Code -- means the Internal Revenue Code of 1986, as amended from time to time.

               1.9 Compensation -- means the following items of remuneration which an Employee earns for work or personal services performed for a Participating Company:

                    (a)  salary or wage;

                    (b)  commission paid pursuant to a sales incentive plan;

                    (c) overtime premium, shift differential or, additional compensation in lieu of overtime premium;

                    (d)  compensation in lieu of vacation;


                                      -3-                Harris Retirement Plan

Definitions


                    (e) any annual bonus or incentive compensation payable in the form of cash pursuant to the Annual Incentive Plan or any successor thereto or other similar plan adopted by the Corporation from time to time or any stock award made in lieu of an annual cash bonus or incentive compensation;

                    (f) any cash bonus or incentive compensation payable in the form of cash or any stock awards made pursuant to an established plan of the Corporation or Employee's Employment Unit, including but not limited to, bonus awards, spot awards, lump sum, profit sharing, team awards and gain sharing awards;

                    (g) any compensation of a type described in items (a) through (f) above which is paid as an employee contribution to the Plan;

                    (h) any salary reduction contributions to aSection 125 plan maintained by a Participating Company;

                         but excluding:

                    (i) any extraordinary compensation of a recurring or non-recurring nature not included under items (a) to
                         (f) above;


                                      -4-                Harris Retirement Plan

Definitions


                    (ii) any extraordinary compensation in the nature of bonus, commission or incentive compensation which is not paid pursuant to an established plan of the Employee's Employment Unit or pursuant to an established sales incentive plan;

                    (iii) any award made or amount paid pursuant to the Stock
                          Incentive Plan or any successor thereto, including, but not limited to, performance shares, stock options, restricted stock, SARs, or other stock-based awards or dividend equivalents;

                    (iv) severance pay or special retirement pay;

                    (v) retention bonuses or completion bonuses unless authorized by the appropriate officer of the Corporation in a uniform and nondiscriminatory manner;

                    (vi) reimbursement or allowances with respect to expenses
                         incurred in connection with employment, such as tax equalization, reimbursement for moving expenses, mileage or expense allowance or education refund.

In no event does the term "Compensation" include indirect compensation such as employer paid group insurance premiums, or contributions under this or other


                                      -5-                Harris Retirement Plan

Definitions


qualified employee benefit plan, other than as a contribution described in item
(g) above.

               Only Compensation not in excess of the amount allowed under Code section 401(a)(17), which is $150,000 for 1996, shall be taken into account. In addition, in the year in which an Employee becomes a Participant, only Compensation received after he becomes a Participant shall be taken into account. For purposes of any test imposed under any section of the Code, the Plan authorizes the use of any definition of Compensation that satisfies the requirements of such section.

               1.10 Consolidated Subsidiaries -- means those subsidiaries of the Corporation which are included in the consolidated annual financial statement for the Corporation.

               1.11 Corporation -- means Harris Corporation.


               1.12 Corporation Committee -- means the committee established under section 11.2.


                                      -6-                Harris Retirement Plan

Definitions


               1.13 Disability -- means a disability that qualifies a Participant for disability benefits under title II or title XVI of the Federal Social Security Act, and occurs on the effective date determined by the Social Security Administration.

               1.14 -- Early Retirement Age -- means age 55.

               1.15 Employment Unit -- means any division or other readily identifiable segment of the operations of a Participating Company, for example, as identified in the annual report or such other segments as may be established for purposes of the Plan by the Corporation, in its discretion.

               1.16 Employee -- means an individual who is employed by a Participating Company, or division or operation thereof, designated in Appendix C; provided that the individual is not covered by a retirement plan which is maintained by the Participating Company pursuant to a collective bargaining agreement and which was in effect on or after July 1, 1990. With respect to a Participating Company not all of whose employees are eligible to be participants (a "Limited Participating Company"), the term "Employee" shall include those employees of the Participating Company who were Participants


                                      -7-                Harris Retirement Plan

Definitions


prior to their employment by the Limited Participating Company. Solely for Plan qualification testing, the term "Employee" includes a "leased employee" only to the extent required in section 414(n) of the Code.

               1.17 ERISA -- means the Employee Retirement Income Security Act of 1974, as amended from time to time.

               1.18 Excess Compensation -- means the portion of a Participant's Compensation that exceeds the Taxable Wage Base for the year in which the Compensation is received.

               1.19 Fiscal Year -- means the fiscal year of the Corporation commencing on July 1 and ending on June 30.

               1.20 Full-time Employee -- means an Employee who is hired by a Participating Company to work 30 or more hours per week.


                                      -8-                Harris Retirement Plan

Definitions


               1.21 Harris Stock Fund -- means the Fund described in Appendix A that is designed to be invested in qualifying employer securities within the meaning of section 407 of ERISA, as it applies to an eligible individual account plan.

               1.22 Harris Stock After-Tax Account -- means the portion of the After-Tax Contributions made on the Participant's behalf invested in the Harris Stock Fund.

               1.23 Harris Stock Matching Account -- means the portion of the Matching Contributions made on the Participant's behalf invested in the Harris Stock Fund.

               1.24 Harris Stock Pre-Tax Account -- means the portion of the Pre-Tax Contributions made on the Participant's behalf invested in the Harris Stock Fund.

               1.25 Highly Compensated Employee -- means a "highly compensated employee" for a Plan Year as defined in section 414(q) of the Code, including the family aggregation rules contained therein.


                                      -9-                Harris Retirement Plan

Definitions


               1.26 Hour of Service -- means each hour for which an Employee is paid or entitled to payment for the performance of duties for a Participating Company or Related Company.

               1.27 Investment Funds -- means the funds described in Appendix A to the Plan.

               1.28 Layoff -- means a temporary suspension of the active employment of an Employee with the understanding that the Employee will be recalled to active employment if and when his services are again required. A period of Layoff terminates, and a Participant who is not recalled is deemed to terminate employment, on the earliest of the following dates:

                    (a) the expiration date specified in a notice of recall delivered to the Employee;

                    (b)  the first anniversary of the date the Layoff began, or

                    (c) the election of an Employee to terminate the Layoff by written notice delivered to the Corporation.


                                      -10-                Harris Retirement Plan

Definitions


               1.29 Leave of Absence -- means a period of interruption of the active employment of an Employee granted by the Participating Company or Predecessor Company with the understanding that the Employee will return to active employment at the expiration of the period of time. A Leave of Absence is of definite duration, but may be extended by the Participating Company or Predecessor Company for additional periods. The term Leave of Absence does not include a Military Leave.

               1.30 Matching After-Tax Account -- means the account established to record Matching After-Tax Contributions made on the Participant's behalf other than those invested in the Harris Stock Fund.

               1.31 Matching After-Tax Contributions -- means the contributions made on behalf of a Participant under section 3.6.

               1.32 Matching Contributions -- means the aggregate of the Matching After-Tax Contributions and the Matching Pre-Tax Contributions.


                                      -11-                Harris Retirement Plan

Definitions


               1.33 Matching Pre-Tax Account -- means the account established to record the Matching Pre-Tax Contributions made on the Participant's behalf other than those invested in the Harris Stock Fund.

               1.34 Matching Pre-Tax Contributions -- means the contributions made on behalf of a Participant under section 3.4.

               1.35 Military Leave -- means an interruption of active employment of an Employee with a Participating Company or Predecessor Company to enter the Armed Forces of the United States under such circumstances that the Employee thereby becomes entitled to reemployment rights under Federal law. Military Leave terminates on the expiration of such reemployment rights.

               1.36 Normal Retirement Age -- means age 65.

               1.37 Participant -- means an Employee who satisfies the requirements of Section 2.1.


                                      -12-                Harris Retirement Plan

Definitions


               1.38 Participating Company -- means the Corporation and any Related Company or division or operation thereof so designated by the Corporation, including a foreign subsidiary. Appendix C, as it may be amended from time to time, lists each Participating Company, or division thereof, whose Employees may become Participants.

               1.39 Period of Service -- means the period of time that begins on the Employee's employment or reemployment date, whichever is applicable, and ends on his Severance from Service Date. The Employee's employment or reemployment date is the date on which the Employee first performs an Hour of Service.

               1.40 Period of Severance -- means the period of time commencing on the Severance from Service Date and ending on the date on which the Employee again performs an Hour of Service.

               1.41 Plan -- means the Harris Corporation Retirement Plan.

               1.42 Plan Year -- means the Fiscal Year.


                                      -13-                Harris Retirement Plan

Definitions


               1.43 Predecessor Company -- means any corporation (a) of which a Related Company is a successor by reason of having acquired all or substantially all of its business and assets by purchase, merger, consolidation or liquidation, or (b) from which a Related Company acquired a business formerly conducted by such corporation; provided, however, that in the case of any such corporation that continued to conduct a trade or business subsequent to the acquisition by a Related Company referred in (a) or (b) above, the status of such corporation as a Predecessor Company relates only to the period of time prior to the date of such acquisition.

               1.44 Pre-Tax Account -- means the account established to record the Pre-Tax Contributions made on the Participant's behalf other than those invested in the Harris Stock Fund.

               1.45 Pre-Tax Contributions -- means the contributions made on behalf of a Participant under section 3.3.


                                      -14-                Harris Retirement Plan

Definitions


               1.46 Profit-Sharing Account -- means the account established to record the Profit-Sharing Contributions made on a Participant's behalf, and includes the Basic Account and the Supplemental Account.

               1.47 Profit-Sharing Contributions -- means the contributions described in section 3.1.

               1.48 Related Company -- means the Corporation and any corporation that is a member of a controlled group of corporations (as defined in section 414(b) of the Code) with the Corporation; any trade or business (whether or not incorporated) which is under common control (as defined in section 414(c) of the
Code) with the Corporation; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in section 414(m) of the Code) which includes the Corporation, and any other entity required to be aggregated with the Corporation under section 414(o) of the Code.

               1.49 Rollover Account -- means the account established to record the Rollover Contributions made by a Participant from another tax-qualified plan.


                                      -15-                Harris Retirement Plan

Definitions


               1.50 Savings Account -- means the account established under section 6.1(f).

               1.51 SERP -- means the Harris Corporation Supplemental Executive Retirement Plan.

               1.52 Severance from Service Date -- means, with respect to a Related Company, the earlier of (a) the date on which the Employee quits, retires, is discharged or dies, or (b) the first anniversary of the first date of a period in which an Employee remains absent from service (with or without pay) for any reason other than quitting, retirement, discharge or death; provided that "second anniversary" shall be substituted for "first anniversary" if the absence is due to maternity or paternity reasons as defined in section 410(a)(5)(E) of the Code. The period between the first and the second anniversary shall not be a Period of Service or a Period of Severance.

               1.53 Supplemental Account -- means the account established to record the portion of the Profit-Sharing Contribution allocable to a Participant's Excess Compensation.



                                      -16-                Harris Retirement Plan

Definitions


               1.54 Taxable Wage Base -- means the maximum amount of earnings that may be considered wages under section 3121(a)(1) of the Code, except for purposes of Medicare taxes, as in effect on the first day of the Plan Year. In the case of an Employee who was a Participant for only a portion of a particular Plan Year, the Taxable Wage Base shall be multiplied by the ratio of the number of calendar months (including a fraction of a month as a full month) in the Plan Year during which he was a Participant to 12 months.

               1.55 Trust Agreement -- means the Trust Agreement relating to the Harris Corporation Retirement Plan, entered into between the Corporation and the Trustee, as it may be amended from time to time.

               1.56 Trust Fund -- means the assets held by the Trustee in accordance with the Trust Agreement.

               1.57 Trustee -- means Boston Safe Deposit & Trust Company, or such successor (or successors) thereto designated by the Corporation to act as trustee under the provisions of the Trust Agreement, who shall agree to act as such by executing the Trust Agreement.


                                      -17-                Harris Retirement Plan

Definitions


               1.58 Valuation Date -- means the last day of each calendar month.


                                      -18-                Harris Retirement Plan

                                   ARTICLE II
                                  PARTICIPATION

               2.1 In General. An Employee shall become a Participant in the Plan on the date he completes a one-year Period of Service, provided that he is employed by a Participating Company on that date. Notwithstanding the above, and solely for purposes of making Pre-Tax Contributions, After-Tax Contributions and Rollover Contributions, a Full-time Employee shall become a Participant in the Plan on the date he first performs an Hour of Service.

               2.2 Renewal of Participation on Reemployment. An Employee who terminates employment after he completes a one-year Period of Service and is reemployed by a Participating Company shall become a Participant immediately on reemployment. An Employee who terminates employment before he completes a one-year Period of Service shall become a Participant as provided in section 2.1, provided that his Period of Service prior to reemployment shall be used to satisfy the one-year Period of Service requirement of section 2.1 to the extent provided under section 2.3.


                                      -19-                Harris Retirement Plan

Participation


               2.3 Periods of Service on Reemployment. The following rules shall apply to an Employee who terminates employment before he completes a one-year Period of Service and is reemployed by a Related Company:

                    (a) Credit for Prior Period of Service. If the Employee is reemployed by a Related Company before his Period of Severance equals or exceeds the greater of his Period of Service before he terminated employment or five years, his Period of Service before he terminated employment shall be counted as service.

                    (b) Credit for Period of Severance. If the Employee terminates employment due to quitting, discharge, or retirement and is reemployed by a Related Company within 12 months of his termination date, his Period of Severance shall be counted as service. If the Employee terminates employment for any reason other than quitting, discharge, or retirement, and subsequently quits, is discharged, or retires, his Period of Severance shall be counted as service only if he is reemployed by a Related Company within 12 months of when he first terminated employment.


                                      -20-                Harris Retirement Plan

Participation


               2.4 Service with Predecessor Company. In the case of a corporation (other than a Related Company) which becomes a Predecessor Company by reason of the acquisition of all or substantially all of the assets and business of such corporation by a Related Company, an Employee's Period of Service shall include employment with such Predecessor Company, as provided in the corporate documents effecting the acquisition.

               2.5 Participation for Purposes of Rollover Contributions. Full-time Employees of a Participating Company who do not satisfy the requirements of section 2.1 may, nevertheless, be Participants solely for purposes of making Rollover Contributions under section 3.8.


                                      -21-                Harris Retirement Plan

                                   ARTICLE III

CONTRIBUTIONS AND ALLOCATIONS

               3.1 Profit-Sharing Contributions.

                    (a) Basic. The amount of Profit-Sharing Contributions made on behalf of Participating Companies for a Fiscal Year with respect to Participants in this Plan and the Harris Corporation Union Retirement Plan shall equal 11-1/2 percent of the adjusted consolidated net income of the Corporation and its Consolidated Subsidiaries before net income taxes for such Fiscal Year as determined in subsection (d), reduced by the portion of such amount with respect to Participants' Compensation that would have been allocable under section 3.2 of this Plan or section 3.2 of the Harris Corporation Union Retirement Plan, if Compensation were determined without regard to statutory limits under section 401(a)(17) or 415 of the Code.

                    (b) Special. The Corporation, in its discretion, may provide for an additional Profit-Sharing Contribution in a specified dollar amount or pursuant to a formula with respect to any Fiscal Year.

                    (c) Apportionment Between the Plan and the Harris Union Retirement Plan. Profit-Sharing Contributions for a Plan Year shall be apportioned for accounting and payment purposes between the Plan and the Harris Corporation Union Retirement Plan (the "Union Plan") based on the ratio of


                                      -22-                Harris Retirement Plan

Contributions and Allocations


the total Compensation plus Excess Compensation for the Plan Year of participants in each plan to the total Compensation plus Excess Compensation of all participants in the Plan and the Union Plan for the Plan Year.

                    (d) Adjusted Consolidated Net Income. The adjusted consolidated net income of the Corporation and its Consolidated Subsidiaries before net income taxes shall be determined on the basis of the annual audit report prepared by the Corporation's independent public accountants by adjusting the consolidated net income shown in the report to eliminate the effect, if any, of the following items:

                         (1) any provision for taxes on or measured by income for such years required by the laws of the United States or of any state or political subdivision thereof (including the Ohio Franchise Income Tax, whether or not in fact measured by income), or any provision for similar taxes required by the laws of any other country;

                         (2) all items consisting of credits or deficiencies relating to taxes described in clause (1) above on or measured by income for prior Fiscal Years:


                                      -23-                Harris Retirement Plan

Contributions and Allocations


                         (3) any provision for contributions for such Fiscal Year under this Plan or under any profit-sharing retirement plan of a Consolidated Subsidiary of the Corporation;

                         (4) all dividends received during such Fiscal Year with respect to stock of a Related Company which is not included among the Consolidated Subsidiaries;

                         (5) gains or losses from the sale, exchange or other disposition of capital or depreciable property, as defined in the Code;

                         (6) any income from the use of the "lifo" inventory method resulting from either a reduction in inventory or a decrease in the cost index;

                         (7) all items of income and expense which relate directly to the conduct by a Related Company of a business (i) which was formerly conducted by a corporation which was not then a Related Company, and (ii) the net income (or loss) of which was included for the first time in determining the consolidated net income of the


                                      -24-                Harris Retirement Plan

Contributions and Allocations


                              Corporation and its Consolidated Subsidiaries for the Fiscal Year in question;

                         (8)  all exchange adjustments resulting from
                              translating to United States currency those year-end balance sheet items of subsidiaries which are denominated in a foreign currency;

                         (9) any item of income or expense relating to the right of any employee to receive cash upon cancellation of an unexercised stock option, and

                         (10) the net of all items of income and expense, other
                              than tax items described in subsection (1) and (2) above, relating to Lanier Business Products, Inc. and any subsidiary thereof which is a Related Company.

               3.2 Allocation of Profit-Sharing Contributions to Participants.

                    (a) In General. The Profit-Sharing Contributions for a Plan Year with respect to an Employment Unit shall be allocated among eligible Participants described in subsection (c) who are employed by the Employment Unit during some part or all of the Plan Year based on the ratio of each eligible


                                      -25-                Harris Retirement Plan

Contributions and Allocations


Participant's Compensation plus Excess Compensation for the Plan Year to the Compensation plus Excess Compensation of all eligible Participants for the Plan Year.

                    (b) Limitation On Amount. Notwithstanding subsection (a), the amount allocated to an eligible Participant with respect to Excess Compensation shall not exceed the "base contribution percentage" by more than the lesser of (i) the base contribution percentage or (ii) 5.7% (or if greater, the percentage equal to the Old Age portion of the tax under section 3111(a) of the Code, as in effect on the first day of the Plan Year). The term "base contribution percentage" means the percentage of Compensation contributed by the Participating Company with respect to each Participant's Compensation not in excess of the Participant's Taxable Wage Base.

                    (c) Limitation On Eligibility. A Participant shall be eligible to receive an allocation of Profit-Sharing Contributions for a Plan Year if (1) the Participant is employed on the last day of the Plan Year or (2) the Participant terminates employment during the Plan Year on or after Early Retirement Age or Normal Retirement Age, or due to Disability, death, Lay-off, Leave of Absence or Military Leave, or is transferred by the Corporation as a Release Employee to an entity that is not a Participating Company.


                                      -26-                Harris Retirement Plan

Contributions and Allocations


               3.3 Pre-Tax Contributions.

                    (a) Maximum Election. A Participant may elect to reduce his Compensation by an amount equal to any whole percentage not to exceed 12 percent and have that amount contributed to the Plan as a Pre-Tax Contribution. A Participant's Pre-Tax Contribution to the Plan and any other plan of the Participating Company or Related Company for any calendar year shall not exceed $7,000 (as adjusted in accordance with Code section 402(g)(5) for increases in the cost of living) including the full fair market value of any Common Stock contributed as a Pre-Tax Contribution. For Pre-Tax Contributions invested in the Harris Stock Fund, the normal form of contribution shall be cash; provided, however, that the Corporation, in its discretion, may make the contribution in common stock of the Corporation, which may be contributed at a discount from fair market value.

                    (b) Contributions in Excess of the Maximum. If the Pre-Tax Contributions on behalf of a Participant for a calendar year reach the limit described in subsection (a), any additional contributions to be made during the calendar year pursuant to the Participant's election shall be made as After-Tax Contributions and any Matching Pre-Tax Contributions with respect to that


                                      -27-                Harris Retirement Plan

Contributions and Allocations


amount shall be made as Matching After-Tax Contributions. Notwithstanding the above, if the Pre-Tax Contributions for a calendar year on behalf of a Participant who is eligible to participate in the SERP reach the limit described in subsection (a), such Participant may elect (i) that any additional contributions be made as After-Tax Contributions and any Matching Pre-Tax Contributions with respect to that amount be made as Matching After-Tax Contributions or (ii) that such amounts (including the amount of the Matching Contributions) be credited to the Participant's account under the SERP. Such election shall be made in accordance with procedures established by the Corporation Committee.

               3.4 Matching Pre-Tax Contributions. The Participating Company shall make a Matching Pre-Tax Contribution on behalf of each Participant who is employed by it and has completed a one-year Period of Service in the amount of 100 percent of the first six percent of the Pre-Tax Contributions made on behalf of the Participant during the Plan Year. The normal form of matching contribution for Pre-Tax Contributions invested in the Harris Stock Fund shall be in cash; provided, however, that the Corporation in its discretion, may make the contribution in common stock of the Corporation, which may be contributed at


                                      -28-                Harris Retirement Plan

Contributions and Allocations


a discount from fair market value. The Trustee is authorized to purchase common stock of the Corporation in the open market, and to give effect to the discount, if any, that has been established from time to time by allocating shares to Participants' Accounts in addition to the number of shares purchased on the open market by means of a given contribution.

               3.5 After-Tax Contributions. A Participant may elect to reduce his Compensation by an amount equal to any whole percentage not to exceed 12 percent and have that amount contributed to the Plan as an After-Tax Contribution, provided that a Participant with less than a one-year Period of Service may make After-Tax Contributions only to the extent necessary pursuant to sections 3.3(b) or 4.2. A Participant who makes Pre-Tax Contributions for a Plan Year may not make After-Tax Contributions for that Plan Year other than pursuant to sections 3.3(b) or 4.2.

               3.6 Matching After-Tax Contributions. The Participating Company shall make a Matching After-Tax Contribution on behalf of each Participant who is employed by one of its constituent Employment Units (and effective prior to April 1, 1995 has completed a one-year Period of Service) in the amount of 100


                                      -29-                Harris Retirement Plan

Contributions and Allocations


percent of the first six percent of the After-Tax Contributions on behalf of the Participant, reduced by the amount of the Matching Pre-Tax Contribution made on behalf of the Participant during the Plan Year. The normal form of matching contribution for After-Tax Contributions invested in the Harris Stock Fund shall be in cash; provided, however, that the Corporation in its discretion, may make the contribution in common stock of the Corporation, which may be contributed at a discount from fair market value. The Trustee is authorized to purchase common stock of the Corporation in the open market, and to give effect to the discount, if any, that has been established from time to time by allocating shares to Participants' Accounts in addition to the number of shares purchased on the open market by means of a given contribution.

               3.7 Elections to Make Pre-Tax and After-Tax Contributions.

                    (a) Written Elections. A Participant's initial election to reduce his Compensation and have Pre-Tax Contributions and/or After-Tax Contributions made on his behalf shall be made in writing by filing the appropriate form, which shall specify the effective date of the election. The initial election shall take effect as of the first payroll period commencing immediately after the effective date of the election.


                                      -30-                Harris Retirement Plan

Contributions and Allocations


                    (b) Changing Elections. A Participant may change the percentage (in increments of one percent) of future Pre-Tax Contributions and/or After-Tax Contributions made on his behalf by filing the appropriate form or by following the appropriate telephone procedures for changing elections as established by the Corporation Committee. A change may be made not more than once each month. A change of election shall become effective as of the first payroll period commencing immediately after the effective date of the election.

                    (c) Terminating Elections. A Participant may terminate his election to have Pre-Tax Contributions and/or After-Tax Contributions made on his behalf by filing the appropriate form. The termination election shall become effective as of the first payroll period commencing immediately after the effective date of the election.

                    (d) Corporation's Discretion to Limit Elections. The Corporation Committee may direct that Participant elections with respect to Pre-Tax Contributions and/or After-Tax Contributions be changed in any manner the Corporation Committee, in its discretion, shall determine appropriate to preserve the qualification of the Plan under section 401(a) of the Code and as a cash or deferred arrangement under section 401(k) of the Code.


                                      -31-                Harris Retirement Plan

Contributions and Allocations


               3.8 Rollover Contributions. A Participant, with the consent of the Corporation Committee or its delegate, may at any time make a rollover contribution to the Plan. Rollover contributions shall include only (a) cash funds transferred directly from a tax-qualified plan within the meaning of section 401 of the Code, and (b) cash funds distributed from a tax-qualified plan or a conduit individual retirement account that are eligible for rollover treatment and are transferred to the Plan within 60 days of the Participant's receipt thereof. A Participant may be required to establish that the transfer of amounts into a Rollover Account will not require any changes to the terms of the Plan or risk adverse consequences for the Plan or Trust.

               3.9 Participating Company's Obligation to Make Contributions.

                    (a) Contributions. Each Participating Company agrees to pay to the Trustee the contributions that are required with respect to Participants who are employed by one of its constituent Employment Units. Profit-Sharing Contributions with respect to a Fiscal Year shall be paid to the Trustee no later Contributions and Allocations than the time for filing the Participating Company's federal income tax return for such Fiscal Year, including extensions. Pre-Tax Contributions and After-Tax Contributions shall be withheld and paid by the Employment Unit, and Matching


                                      -32-                Harris Retirement Plan

Contributions and Allocations


Contributions shall be paid by the Participating Company to the Trustee no later than 20 days following the last day of the calendar month in which the amounts were withheld from the Participants' Compensation, or sooner as required by Federal law.

                    (b) Limitation. Contributions under this Article III shall not be required to the extent they exceed the limitations of section 404 of the Code, in which case they shall be reduced to the extent allowable and necessary in the following order: (1) Profit-Sharing Contributions; (2) Matching Contributions, and (3) Pre-Tax Contributions.

               3.10 Treatment of Forfeited Amounts.

                    (a) Reduction of Contributions. Forfeitures shall be allocated to Employment Units as provided in subsection (b) and used to reduce Profit-Sharing Contributions and Matching Contributions of the Participating Companies in which the Employment Units are included.

                    (b) Allocation of Forfeitures to Employment Units. Forfeitures of Profit-Sharing Contributions and Matching Contributions shall be credited to the


                                      -33-                Harris Retirement Plan

Contributions and Allocations


Employment Unit with which the Participant was last employed before the forfeiture occurred.

               3.11 Finality of Allocations. The Corporation Committee shall give a written benefit statement to each Participant at least annually setting forth the amount of the contributions allocated to his Accounts; provided, however, that if any such Participant is deceased, such statement shall be given to his Beneficiary. Any Participant or Beneficiary claiming that an error has been made in a benefit statement shall notify the Corporation Committee in writing within 90 days following the delivery or mailing of such statement. The Corporation Committee shall review the claim and advise the Participant or Beneficiary of its decision in writing. If no such notice of error is filed, the benefit statement shall be presumed to be correct.


                                      -34-                Harris Retirement Plan

                                   ARTICLE IV
                          LIMITATIONS ON CONTRIBUTIONS

               4.1 In General. Notwithstanding any provisions of Article III to the contrary, the contributions provided for in Article III shall be limited to the extent necessary to meet the requirements of this Article IV.

               4.2 Pre-Tax Contributions.

                    (a) Treatment of Certain Contributions as After-Tax. If the Corporation Committee determines that a Participant's Pre-Tax Contributions for a calendar year have reached the dollar limit of section 402(g) of the Code, any additional contributions for that calendar year pursuant to the Participant's Pre-Tax Contribution election shall be treated in the manner provided under
Section 3.3.

                    (b) Return of Excess Deferrals. In the event that a Participant's Pre-Tax Contributions already made to the Plan for a calendar year exceed the limits of section 402(g) of the Code, the excess amount, as adjusted for income and loss, may, in the discretion of the Corporation Committee, be distributed to the Participant no later than April 15 of the following year in accordance with the requirements of section 402(g) of the Code and Treasury Regulation section


                                      -35-                Harris Retirement Plan

Limitations on Contributions


1.402(g)-1 (including return by transfer to the SERP in accordance with a timely election filed by the Participant).

               4.3 Percentage Limitation on Pre-Tax Contributions.

                    (a) Satisfying the Actual Deferral Percentage Test. The Pre-Tax Contributions made on behalf of Participants with respect to a Plan Year shall satisfy the "actual deferral percentage test" of section 401(k)(3) of the Code and Treasury regulation section 1.401(k)-1(b)(2), the provisions of which are incorporated herein by reference.

                    (b) Treatment of Excess Contributions as After-Tax. In the event it is necessary to reduce or limit the amount of any Participant's Pre-Tax Contributions, the amount of Pre-Tax Contributions made on behalf of Highly Compensated Employees shall be deemed to be After-Tax Contributions and any Matching Pre-Tax Contributions made with respect to those Contributions shall be deemed to be Matching After-Tax Contributions. The Highly Compensated Employees to whom this recharacterization is applicable shall be determined in accordance with Treasury regulation section 1.401(k)-1(f)(2), the provisions of which are incorporated herein by reference.


                                      -36-                Harris Retirement Plan

Limitations on Contributions

               4.4 Percentage Limitation on After-Tax and Matching
Contributions.

                    (a) Satisfying the Actual Contribution Percentage Test. The After-Tax Contributions and Matching Contributions made on behalf of Participants with respect to a Plan Year shall satisfy the "actual contribution percentage test" of section 401(m)(3) of the Code and Treasury regulation section 1.401(m)-1(b), the provisions of which are incorporated herein by reference.

                    (b) Reduction and Forfeiture of After-Tax Contributions and Matching Contributions. In the event it is necessary to reduce or limit a Participant's After-Tax Contributions and Matching Contributions to satisfy the actual contribution percentage test, the amount of such contributions, as adjusted for income and losses, on behalf of Highly Compensated Employees shall be reduced in accordance with Treasury regulation section 1.401(m)-1(e)(2), the provisions of which are incorporated herein by reference. The amount of the After-Tax Contributions and Matching Contribution shall be returned to the Highly Compensated Employees (including return by transfer to the SERP in accordance with a timely election filed by the Participant) or forfeited as follows:


                                      -37-                Harris Retirement Plan

Limitations on Contributions


                         (1) After-Tax Contributions in excess of six percent of Compensation shall be returned, and

                         (2) Remaining After-Tax Contributions and Matching After-Tax Contributions attributable thereto. After-Tax Contributions shall be returned. Matching After-Tax Contributions to the extent vested shall be returned and to the extent not vested shall be forfeited and used to reduce contributions in accordance with section 3.10.

               4.5 Multiple Use of Alternative Limitations. Multiple use of the alternative limitations of sections 401(k)(3)(A)(iii)(II) and 401(m)(A)(ii) of the Code shall be restricted in accordance with Treasury Regulation 1.401(m)-2, the provisions of which are incorporated herein by reference.

               4.6 Limitations on Annual Additions.

                    (a) The Defined Contribution Limit. The "annual addition," as defined herein, for any Plan Year, to a Participant's Accounts in all defined contribution plans maintained by the Participating Company or Related


                                      -38-                Harris Retirement Plan

Limitations on Contributions


Company shall not exceed the lesser of (1) 25 percent of the Participant's Compensation for the Plan Year, or (2) $30,000 (as adjusted in accordance with section 415(d) of the Code). The term "annual additions" means the sum of all contributions and forfeitures allocated to a Participant's Accounts (other than his Rollover Account).

                    (b) The Combined Limit. If the Participant also has participated in a defined benefit plan maintained by a Related Company, the limitations of section 415(e) of the Code shall apply. If the limitations of section 415(e) are exceeded, the benefits under any defined benefit plan maintained by the Participating Company or Related Company shall be reduced before the annual additions to the Plan are reduced.

                    (c) Reduction of Contributions. If the Corporation Committee determines at any time that the annual addition to any Participant's Accounts exceeds such limitation for any Plan Year, the contributions on behalf of the Participant shall be reduced, to the extent necessary, in the following order:

                         (1)  Pre-Tax Contributions in excess of six percent;

                         (2) Remaining Pre-Tax Contributions and Matching Pre-Tax Contributions attributable thereto shall be reduced proportionately;


                                      -39-                Harris Retirement Plan

Limitations on Contributions


                         (3)  Profit-Sharing Contributions;

                         (4)  After-Tax Contributions in excess of six percent;

                         (5) Remaining After-Tax Contributions and Matching After-Tax Contributions attributable thereto shall be reduced proportionately.

               After-Tax Contributions and Pre-Tax Contributions, as adjusted for gains, shall be returned to the Participant (including return by transfer to the SERP in accordance with a timely election filed by the Participant). Profit-Sharing Contributions and Matching Contributions, as adjusted for gains, to the extent allowable shall be held in a suspense account and allocated to the Accounts of such Participant in the next Plan Year; provided that if the Participant is not covered by the Plan in the next Plan Year, the amount shall be allocated to the remaining Participants in the Plan who are employed by the Employment Unit that employed the Participant.

                    (d) Limits on Limits. The limits stated on this Article IV shall apply only to the extent required under the Code. Except as otherwise specifically provided in this section 4.6, all of the requirements of section 415 of the Code, and limitations thereon, including the transitional rules and grandfather rules, are incorporated herein by reference.


                                      -40-                Harris Retirement Plan

                                    ARTICLE V
                             VESTING AND FORFEITURES

               5.1 In General. A Participant shall have a fully vested interest at all times in his Pre-Tax Account, After-Tax Account, Harris Stock Pre-Tax Account, Harris Stock After-Tax Account and Savings Account (other than the portion attributable to matching contributions made after October 1, 1984) and Rollover Account.

               5.2 Vesting on Retirement, Death or Disability. A Participant shall have a fully vested interest in his Profit Sharing Account, Matching Pre-Tax Account, Matching After-Tax Account, Harris Stock Matching Account, and portion of his Savings Account attributable to matching contributions made after October 1, 1984, on termination of employment by any Related Company in the event of:

                    (a) retirement on or after Normal Retirement Age;

                    (b) retirement on or after Early Retirement Age;

                    (c) retirement on or after the effective date of a Participant's Disability determination by the Social Security Administration;

                    (d) death.

               5.3           Vesting on Other Termination of Employment.


                                      -41-                Harris Retirement Plan

Vesting and Forfeitures


                    (a) Vesting Schedule. A Participant who terminates employment other than on the occurrence of one of the events described in section 5.2 shall have a vested interest in his Profit-Sharing Account, Matching Pre-Tax Account, Matching After-Tax Account, Harris Stock Matching Account and the portion of his Savings Account attributable to matching contributions made after October 1, 1984 in accordance with the following schedule:

     Period of Service                                  Vested Percentage
Less than 3 years                                             0%
3 years but less than 4 years                                 30%
4 years but less than 5 years                                 40%
5 years but less than 6 years                                 60%
6 years but less than 7 years                                 80%
7 years or more                                               100%

                    (b) Computing a Participant's Period of Service. All Periods of Service shall be taken into account for purposes of subsection (a). In addition, any Period of Severance shall be treated as service as provided in
Section 2.3(b).


                                      -42-                Harris Retirement Plan

Vesting and Forfeitures


                    (c) Vesting on Sale of Business. In the event of the sale or disposition of a business or a sale of substantially all of the assets of a trade or business, the Corporation may, in its discretion, provide for accelerated vesting with respect to those Participants affected by the sale.

                  5.4 Effect of In-Service Withdrawals on a Participant's Vested Percentage. If a Participant receives a withdrawal under Article IX or a distribution under Article VII from his Profit-Sharing Account at a time when the Participant has less than a fully vested interest in that account, the dollar amount of his vested interest in his Profit-Sharing Account (X) shall be determined at any time by the following formula:

                                X = P(AB + D) - D

                  For the purpose of applying the formula, P is the Participant's vested interest in his Profit-Sharing Account at the time the determination is made, AB is the balance credited to the Profit-Sharing Account at the time the determination is made, and D is the amount of the withdrawal.

                  5.5 Forfeitures.


                                      -43-                Harris Retirement Plan

Vesting and Forfeitures


                    (a) Timing of Forfeiture. A Participant who terminates employment with less than a fully vested interest in his Accounts shall forfeit the nonvested interest on the earlier of the date on which the Participant:

                         (1) receives a lump sum distribution of all or a portion of the vested interest in such Accounts, provided that such distribution is made no later than the close of the second Plan Year following the year in which the Participant terminates employment;

                         (2) incurs five consecutive one-year Periods of Severance; or

                         (3)  at any earlier date allowable under the Code.

                    (b) Effect of Partial Distribution on a Participant's Vested Percentage. If the Participant elects to receive a lump sum distribution of less than the full amount of his vested interest, the part of his nonvested interest that shall be forfeited under subsection (a)(1) is the total nonvested interest multiplied by a fraction, the numerator of which is the amount of the distribution and the denominator of which is the total value of his vested interest in his Accounts other than his After-Tax Account, Harris Stock After-Tax Account and Rollover Account.


                                      -44-                Harris Retirement Plan

Vesting and Forfeitures


                    (c) Effect of Repayment of Distribution. If a Participant incurs a forfeiture under subsection (a)(1), then returns to employment with a Participating Company and becomes a Participant in the Plan before incurring five consecutive one-year Periods of Severance, the forfeited amount shall be restored by the Employment Unit of the Participating Company with which the Participant is reemployed.


                                      -45-                Harris Retirement Plan

                                   ARTICLE VI
                            ACCOUNTS AND INVESTMENTS

                  6.1 Establishment of Accounts. The Committee shall establish and maintain for each Participant the following Accounts showing the Participant's interest under the Plan:

                    (a) Profit-Sharing Account, which shall consist of

                         (1) a Basic Account to reflect the portion of Profit-Sharing Contributions allocable to the Participant's Compensation, and

                         (2) a Supplemental Account to reflect the portion of Profit-Sharing Contributions allocable to the Participant's Excess Compensation;

                    (b) Pre-Tax Account to reflect Pre-Tax Contributions made on the Participant's behalf other than those invested in the Harris Stock Fund;

                    (c) After-Tax Account to reflect After-Tax Contributions made on the Participant's behalf other than those invested in the Harris Stock Fund;

                    (d) Matching Pre-Tax Account to reflect Matching Pre-Tax Contributions made on the Participant's behalf other than those invested in the Harris Stock Fund;


                                      -46-                Harris Retirement Plan

Accounts and Investments


                    (e) Matching After-Tax Account to reflect Matching After-Tax Contributions made on the Participant's behalf other than those invested in the Harris Stock Fund;

                    (f) Savings Account to reflect the Savings Contributions under the Plan as in effect prior to July 1, 1990, and the aggregate of the Participant's voluntary and required contributions to the Harris Video Systems Savings/Incentive Plan less withdrawals, as of June 30, 1990;

                    (g) Harris Stock Pre-Tax Account to reflect the portion of the Pre-Tax Contributions made on the Participant's behalf invested in the Harris Stock Fund;

                    (h) Harris Stock After-Tax Account to reflect the portion of the After-Tax Contributions made on the Participant's behalf invested in the Harris Stock Fund;

                    (i) Harris Stock Matching Account to reflect the portion of the Matching Pre-Tax Contributions and Matching After-Tax Contributions made on the Participant's behalf and invested in the Harris Stock Fund, and

                    (j) Rollover Account to reflect the Participant's Rollover Contributions.


                                      -47-                Harris Retirement Plan

Accounts and Investments


               6.2 Investment of Profit-Sharing Account.

                    (a) In General. Except as provided in subsection (b), the amounts allocated to a Participant's Profit-Sharing Account shall be invested in the Balanced Fund.

                    (b) Participant-Directed Investments at Age 55. On attaining age 55, a Participant shall be entitled to direct the investment of his Profit-Sharing Account in accordance with the procedures set out in section 6.3. The Profit-Sharing Account shall remain invested in the Balanced Fund until the Participant files an election with respect thereto in accordance with procedures set out in section 6.3.

                  6.3 Investment of Accounts Other than Profit-Sharing Account. Except as provided in section 6.2, effective October 1, 1993, each Participant shall have the right to direct the investment of his Accounts and future contributions to his Accounts among the Investment Funds in accordance with the following procedures and such other procedures provided in the documents pertaining to each Investment Fund:

                    (a) Written or Telephonic Direction. Each election shall be completed by filing the appropriate election form or by following the


                                      -48-                Harris Retirement Plan

Accounts and Investments


appropriate telephone procedures for direct transfer as established by the Corporation Committee.

                    (b) Elections in 10% Increments for Current Balances. An election with respect to current account balances, including the Participant's initial election with respect to the balance arising from a Rollover Contribution, shall be made in increments of ten percent of the account balance;

                    (c) Elections in 10% Increments for Future Contributions. An election with respect to future contributions shall be made in increments of ten percent of the contribution (after the contribution is reduced by the dollar amount directed into the Harris Stock Fund), provided that the combined Pre-Tax Contributions and After-Tax Contributions invested in the Harris Stock Fund shall equal no more than one percent of Compensation. To the extent Pre-Tax Contributions and After-Tax Contributions are invested in the Harris Stock Fund, the Matching Contributions attributable thereto also shall be invested in the Harris Stock Fund;

                    (d) Changing Elections. A change of election may be made at any time; provided that an election change shall become effective only on the first day of the month. To be effective on the first day of any month, a written election must be made on or before the 20th day of the preceding


                                      -49-                Harris Retirement Plan

Accounts and Investments


month, and a telephonic election must be made on or before the 25th day of the preceding month. If more than one election change is made on or before the applicable deadline, the most recent election change shall be given effect.

                    (e) Elections Apply to All Accounts. Each of the Participant's Accounts (including his Profit-Sharing Account after the Participant has filed an initial election under section 6.2(b)) shall be invested among the Investment Funds in the same manner, such that each election by a Participant with respect to the Investment Funds shall apply to all of his Accounts in the same proportion.

                    (f) Investment in Balanced Fund Absent Election. A Participant's Accounts and contributions made on behalf of the Participant shall be invested in the Balanced Fund until the Participant makes a valid investment election pursuant to this section 6.3 and any other procedures established by the Corporation Committee.

                  6.4 Allocation of Earnings and Losses. Earnings and losses shall be allocated at least annually. In determining a Participant's share of the earnings or losses of each of the Investment Funds as of any Valuation Date, the total

Accounts and Investments


earnings or losses of the particular Investment Fund, net of expenses allocable to that fund, shall be allocated among the Participants' Accounts invested in that Investment Fund based on the ratio of each Participant's Accounts to the aggregate of the Accounts of all Participants, before taking into account any contributions that are required to be but are not yet made as of the Valuation Date and before taking into account any distributions, withdrawals or loans to Participants for the period coinciding with the Valuation Date. Contributions to Accounts are not credited with earnings in the month in which they are credited to any Account.

               6.5 Special Rules Concerning Harris Stock Fund. Notwithstanding any other provision of sections 6.2 and 6.3 to the contrary, the following rules shall apply to investments in the Harris Stock Fund:

                    (a) Availability. Only Pre-Tax Contributions, After-Tax Contributions and Matching Contributions made with respect to Compensation earned on or after October 1, 1993 may be invested in this fund. For any Plan Year, the combined Pre-Tax Contributions and After-Tax Contributions invested in this fund on behalf of a Participant in each Plan Year shall equal no more than one percent of the Participant's Compensation for such Plan Year. An


                                      -51-                Harris Retirement Plan

Accounts and Investments


election to invest in the Harris Stock Fund shall take effect as soon as administratively feasible after the election is received.

                    (b) Restrictions on Transfers. A Participant may not transfer amounts from other Investment Funds to the Harris Stock Fund. Any contributions invested in this Fund must remain in this fund for a minimum of 36 months, provided that amounts invested in this fund may be distributed to the Participant before the expiration of the 36-month period, if the Participant is otherwise entitled to a distribution under the Plan.

                    (c) Dividends. A Participant's allocable share of cash dividends (and other cash earnings) credited to the Harris Stock Fund, will be reinvested in the Harris Stock Fund unless the Participant elects with respect to the dividends credited to his Account for a quarter to invest such cash dividends (and other cash earnings) among the Investment Funds other than the Harris Stock Fund in increments of ten percent of the amount of the dividends (and other earnings). Only cash dividends (and earnings) that have been credited to the Participant's Accounts for at least one month are subject to the Participant's investment election under this subsection (c). Each election shall be completed by filing the appropriate form or by following the appropriate telephone procedures as established by the Corporation Committee, pursuant to section


                                      -52-                Harris Retirement Plan

Accounts and Investments


6.3(d). Dividends paid in the form of stock shall be retained in a Participant's Account until liquidated, in the sole discretion of the Trustee. Such liquidated dividends shall be cash earnings subject to investment elections in accordance with this subsection of the Plan.

                    (d) Contributions. The normal form of contributions for amounts invested in the Harris Stock Fund shall be in cash; provided, however, that the Corporation, in its discretion, may make the contribution in common stock of the Corporation, which may be contributed at a discount from fair market value. The Trustee is authorized to purchase common stock of the Corporation on the open market, and to give effect to the discount, if any, that has been established from time to time by allocating shares to Participants' Accounts in addition to the number of shares purchased on the open market by means of a given contribution.

                    (e) Distributions. Distributions from the Harris Stock Fund shall be in the form of cash or shares of Harris Stock at the election of the Participant. Fractional shares and distributions of a de minimis amount as determined by the Corporation Committee shall be paid in cash.


                                      -53-                Harris Retirement Plan

Accounts and Investments


                    (f) Voting. Participants may submit non-binding proxies to the Trustee, which will vote the shares in the Harris Stock Fund in the exercise of its sole discretion.


                                      -54-                Harris Retirement Plan

                                   ARTICLE VII
                                  DISTRIBUTIONS

                  7.1 In General. A Participant shall be entitled to receive a distribution of the vested interest in his Accounts on the earlier of termination of employment or attainment of age 59 1/2, except that his Pre-Tax Contributions and Matching Pre-Tax Contributions are distributable only as allowed under section 401(k) of the Code. Distributions shall be made upon the sale or disposition of the stock in a subsidiary, or the sale or disposition of substantially all the assets of a trade or business, as provided, under the corporate documents effecting the sale or disposition and in accordance with section 401(k)(10) of the Code. A termination of employment shall not be deemed to occur for purposes of this section 7.1 and section 7.2 until the Participant is no longer employed by a Related Company. A Participant may elect to receive any amount invested in the Harris Stock Fund in the form of stock; provided that fractional shares and distributions of a de minimis amount as determined by the Corporation Committee shall be paid in cash.

                  7.2 Small Benefit Cash-out. Except as provided in section 7.5, in any case in which a Participant's vested interest in his Accounts does not (and did not at the time of any prior distributions) exceed $3,500 (or such larger amount


                                      -55-                Harris Retirement Plan

Distributions


as may be permitted by law), the vested interest shall be paid to the Participant in a lump sum as soon as reasonably practicable upon termination of employment.

               7.3 Form of Payment.

                    (a) Options. In any case in which a Participant's vested interest in his Accounts exceeds the amount provided in section 7.2, the Participant (or in the event of death, his Beneficiary) may elect at any time to receive payment in:

                         (1) a lump sum of any portion or all of the balance of the Participant's Accounts;

                         (2) substantially equal periodic installment payments over a period of time to be elected by the Participant;

                         (3)  a combination of (a) and (b), or

                         (4)  with respect to the Participant or the
                              Participant's spouse, a direct rollover.

                    (b) Changes Allowed. A Participant (or, in the event of death, his Beneficiary) may change his election with respect to the form of payment at


                                      -56-                Harris Retirement Plan

Distributions


any time before or after distribution of benefits commences, subject to the provisions of section 7.9.

                    (c) Effect of Failure to Specify an Option. If a Participant fails to file an election under this section 7.3, his benefits shall be paid in accordance with section 7.4.

                  7.4 Time of Payment. On termination of employment, a Participant, other than one described in section 7.2, may elect that payment of benefits begin immediately or at any other time. If a Participant fails to file an election under this section 7.4 and payment of benefits has not already commenced, payment of his benefits shall commence on April 1 of the calendar year following the year in which the Participant attains 70 1/2 and shall be paid in accordance with the minimum distributions requirements of section 401(a)(9) of the Code.

               7.5 Direct Rollover.

                    (a) A Participant or "distributee" may elect at any time to have any portion of an "eligible rollover distribution" paid in a direct rollover to the trustee or custodian of an "eligible retirement plan" specified by the Participant


                                      -57-                Harris Retirement Plan

Distributions


or distributee, whichever is applicable. Payment of a direct rollover in the form of a check payable to the trustee or custodian of an eligible retirement plan, for the benefit of the Participant or distributee, may be mailed to the Participant or distributee.

                    (b) For purposes of this section 7.5, the following terms shall have the following meanings:

                         (1) "Distributee" means a surviving spouse or a spouse or former spouse who is an alternate payee under a Qualified Domestic Relations Order defined in section 414(p) of the Code.

                         (2) "Eligible retirement plan" means an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code that accepts an eligible rollover distribution.

                         (3) "Eligible rollover distribution" means any distribution of all or a portion of the Participant's Accounts,


                                      -58-                Harris Retirement Plan

Distributions


                              other than the portion of his After-Tax Account and Harris Stock After-Tax Account attributable to After-Tax Contributions, but does not include a distribution (i) in installments over a period of ten years or more or over a period described in section 7.9(c), or (ii) to the extent the distribution is required under section 401(a)(9) of the Code.

               7.6 Payments on Death. If a Participant dies before he has received the full amount of the vested interest in his Accounts, the unpaid amount shall be paid to his Beneficiary. If the unpaid amount does not exceed $3,500, it shall be paid to the Beneficiary as soon as reasonably practicable upon the Participant's death. If the unpaid amount exceeds $3,500, it shall be paid to the Beneficiary as provided in sections 7.3, 7.4 and, if the Beneficiary is the spouse, section 7.5; provided that, if the Beneficiary fails to file an election, the unpaid amount shall be paid in a lump sum as soon as reasonably practicable after the fifth anniversary of the Participant's death.

               7.7 Benefit Amount and Withholding.


                                      -59-                Harris Retirement Plan

Distributions


                    (a) Vested Amount and Adjustments. For purposes of this
Article VII, a Participant's vested interest in his Accounts shall be determined as of the Valuation Date coinciding with or immediately following the date of the event giving rise to the distribution, plus any Profit-Sharing Contribution to which the Participant may be entitled under section 3.2 that has not yet been credited to the Participant's Profit-Sharing Account. Any unpaid amount in the Participant's Accounts shall continue to be adjusted for earnings and losses as provided in section 6.4 until it is distributed.

                    (b) Withholding. The amount of any distribution shall be reduced to the extent necessary to comply with Federal, state and local income tax withholding requirements.

                  7.8 Order of Distributions. Any distribution under this Plan shall be charged against the Participant's Accounts pursuant to administrative procedures designed to maximize the tax benefits to the Participant by distributing to him first his After-Tax Contributions to the extent permitted by law.


                                      -60-                Harris Retirement Plan

Distributions


               7.9 Statutory Requirements. Notwithstanding any other provisions of the Plan to the contrary, the following rules shall apply to all payments under the Plan:

                    (a) Latest Commencement Date. Unless the Participant files a written election to defer payment of benefits, benefits payments with respect to any Participant shall commence no later than the 60th day after the close of the Plan Year in which the latest of the following occurs:

                         (1) the date on which the Participant attains Normal Retirement Age;

                         (2) the 10th anniversary of the date on which the Participant commenced participation in the Plan, or

                         (3) the date on which the Participant terminated employment.

Failure to file an election under section 7.4 for payment of benefits to commence shall be deemed to be a written election to defer payment of benefits under this subsection (a).

                    (b) Required Beginning Date. Notwithstanding subsection (a) above, payment of benefits to a Participant shall commence no later than April


                                      -61-                Harris Retirement Plan

Distributions


1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

                    (c) Maximum Duration of Distributions. Payment of a Participant's benefit shall be made over a period not to exceed one of the following periods:

                         (1)  the life of the Participant;

                         (2) the life of the Participant and the Participant's Beneficiary;

                         (3) a period certain not extending beyond the life expectancy of the Participant, or

                         (4) a period certain not extending beyond the joint and last survivor expectancy of the Participant and his Beneficiary.

               The amount to be distributed each year must be at least equal to the quotient obtained by dividing the Participant's benefit by the life expectancy of the Participant or the joint and last survivor expectancy of the Participant and his Beneficiary. Life expectancy and joint and last survivor expectancy shall be computed by the use of the return multiples contained in Treasury regulation section 1.72-9. For purposes of this computation, a Participant's and a spouse's


                                      -62-                Harris Retirement Plan

Distributions


life expectancy may be recalculated annually; however, the life expectancy of a Beneficiary, other than the Participant's spouse, may not be recalculated. If the Participant's spouse is not the Beneficiary, the method of distribution selected must ensure that at least 50 percent of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

                    (d) Distribution after the Participant's Death. In the event a Participant who is receiving benefits dies, the remaining balance of his benefits shall be distributed at least as rapidly as under the method of distribution elected by the Participant. If a Participant dies before distribution of benefits commences, the Participant's entire interest will be distributed no later than five years after the Participant's death, except to the extent that an election is made to receive distributions in accordance with
(1) or (2) below:

                         (1) if any portion of the Participant's benefit is payable to a Beneficiary, installment distributions may be made over the life or life expectancy of the Beneficiary, provided that the installments


                                      -63-                Harris Retirement Plan

Distributions


                              commence no later than one year after the Participant's death, and

                         (2) if the Beneficiary is the Participant's spouse, the commencement of distributions may be delayed until the date on which the Participant would have attained age 70 1/2. If the spouse dies before payments begin, subsequent distribution shall be made as if the spouse had been the Participant.

                  For purposes of the foregoing, payments may be calculated by use of the return multiples specified in Treasury regulation section 1.72-9. Life expectancy of a spouse may be recalculated annually. However, in the case of any other Beneficiary, such life expectancy shall be calculated at the time payment first commences without further recalculation. Any amount paid to a child of the Participant shall be treated as if it had been paid to the surviving spouse if the amount becomes payable to the spouse when the child reaches the age of majority.

                    (e) Limit on Limits. All distributions under this section
7.9 shall be determined and made in accordance with section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement


                                      -64-                Harris Retirement Plan

Distributions


of Treasury regulation section 1.401(a)(9)-2, the provisions of which are incorporated herein by reference.

               7.10 Designating Beneficiaries.

                    (a) Written Designation. Each Participant may, by filing a written notice with the Corporation Committee, designate a Beneficiary or Beneficiaries to receive any benefits payable as a result of the death of the Participant. This designation may be changed by the Participant at any time by giving written notice to the Corporation Committee. Any designation of a Beneficiary other than the Participant's spouse must be consented to by the spouse in writing and witnessed by a notary public (or a representative of the Plan prior to October 1, 1993). Any consent required under this section 7.10 shall be valid only with respect to the spouse who signed it. Spousal consent shall not be required if the Participant establishes to the satisfaction of a Plan representative that such consent may not be obtained because (a) there is no spouse; (b) the spouse cannot be located, or (c) there exists such other circumstances as the Secretary of the Treasury may prescribe as excusing the requirement for such consent. A Participant may revoke any prior election without obtaining the consent of the spouse to such revocation. In the absence


                                      -65-                Harris Retirement Plan

Distributions


of a new election that meets the requirements of this section 7.10, the spouse shall be the Beneficiary.

                    (b) Death Prior to Designating Beneficiary. In the event the Participant dies with no beneficiary designation on file, the Participant's Beneficiary shall be the Participant's surviving spouse, if any, and if there is no surviving spouse, the Participant's estate.

                  7.11 Payment of Group Insurance Premiums. If a retired Participant is eligible to be included in any contributory group insurance program maintained or sponsored by an Employment Unit, a retired Participant who is receiving benefits under the Plan in installments and who elects to be covered under such contributory group insurance program may direct that a specified portion of the installment payments be withheld and paid by the Trustee on his behalf to the Employment Unit as his contribution under such group insurance program. Such direction by a retired Participant shall be in writing on a form prescribed by the Corporation Committee. Any such direction may be revoked by the retired Participant not less than 15 days prior to the effective date of such revocation. Any withholding and payment of insurance costs on behalf of a retired


                                      -66-                Harris Retirement Plan

Distributions


Participant shall be made in accordance with Treasury regulation section 1.401(a)-13.

                  7.12 Inability to Locate Participant. If, when any payment becomes due, the Corporation Committee is unable to locate the Participant or Beneficiary after exercising reasonable diligence, payment shall be stopped and future payments to such individual discontinued. Any remaining unpaid benefits with respect to such Participant or Beneficiary shall be deemed to be forfeited, provided that if the Participant or Beneficiary later notifies the Corporation Committee of his address, to the extent required by law payment of the forfeited amount shall be reinstated by the Participating Company with which the Participant was last employed.


                                      -67-                Harris Retirement Plan

                                  ARTICLE VIII
                                      LOANS

                  8.1 In General. Each "party in interest," as defined in
section 3(14) of ERISA, with respect to the Plan for whom a Pre-Tax Account, After-Tax Account and/or Rollover Account is maintained may request that a loan be made to him from his Pre-Tax Account, After-Tax Account and/or Rollover Account by filing an appropriate application, pursuant to procedures adopted by the Corporation Committee. All loan requests shall be approved on a reasonably equivalent basis (within the meaning of section 4975(d)(1)(A) of the Code and section 408(b)(1)(A) of ERISA), subject to the conditions set forth in this
Article VIII.

                  8.2 Loan Administration. The Corporation Committee shall be responsible for administering the loan program, but may delegate the operation of the program to the Plan's record-keeper. The procedures for applying for a loan and the basis on which loans will be approved or denied shall be described in the summary plan description for the Plan or in other documents prepared by or at the direction of the Corporation for this purpose and such additional documents are hereby incorporated by reference to the extent required by the Department of Labor.


                                      -68-                Harris Retirement Plan

Loans


                  8.3 Terms and Conditions of Loans. The terms and conditions of each loan shall be set forth in the promissory note and security agreement evidencing the loan and shall include, but not be limited to, the following:

                    (a) Maximum Amount. The principal amount of a loan made under this Plan to any individual together with the outstanding principal amount of any other loan made to such individual under any other qualified plan under section 401(a) of the Code maintained by a Related Company shall not exceed the lesser of

                         (1) 50 percent of the individual's vested interest in his Accounts,

                         (2) $50,000 reduced by the highest outstanding balance of any previous loans from the Plan and any other plans of a Related Company during the one-year period ending immediately before the date on which the current loan is made, and

                         (3) such amount that repayment of principal plus interest does not exceed 25 percent of the individual's gross pay.


                                      -69-                Harris Retirement Plan

Loans


                    (b) Minimum Amount. The minimum loan amount shall be $500 and all loan amounts shall be in increments of $100.

                    (c) Period. No loan shall be made for a period less than 12 months or longer than four and one-half years or such other periods as may be established from time to time under the Corporation Committee's written loan procedures.

                    (d) Security. A loan shall be secured by the Participant's Accounts up to the amount of the outstanding balance of the loan.

                    (e) Number of Loans. Two loans shall be available under the Plan to a Participant at any time, but no third loan shall be made to an individual within 30 days following the repayment in full of a prior loan, or such other time period as may be provided from time to time under Plan procedures.

                    (f) Participant Covers Loan Expenses. Any loan made under the Plan shall be subject to such other terms and conditions as the Corporation Committee shall deem necessary or appropriate, including the condition that he reimburse the Plan for any state documentary stamps and other taxes, and any other reasonable expenses specified by the Corporation Committee, which the Plan incurs to extend, make and service the loan.


                                      -70-                Harris Retirement Plan

Loans


                    (g) How to Apply. A loan may be initiated by following the appropriate telephonic or other procedures established by the record-keeper, as the delegate of the Corporation Committee.

                  8.4 Interest Rate. The interest rate for a loan made under this Plan shall be fixed for the term of each loan, and shall be set as determined by the Corporation Committee on a quarterly basis at a rate which it deems reasonable at the time for a fully secured loan and which is consistent with applicable Department of Labor regulations.

               8.5 Repayment and Default.

                    (a) Payments. A loan made under the Plan shall require that repayment be made in substantially level installments through payroll withholding while the individual is an Employee and through such other means (not less frequently than quarterly) as the Corporation Committee deems appropriate for an individual who is not an Employee. Nevertheless, any individual who terminates employment for any reason other than retirement, discharge or lay-off must repay all of the outstanding principal balance of his loan, plus interest due, within 90 days of the date of termination.


                                      -71-                Harris Retirement Plan

Loans


                    (b) Prepayment. An individual may repay, at any time, all of the outstanding principal balance of his loan, plus interest due, without penalty.

                    (c) Crediting Payments. Principal and interest payments shall be credited to the Participant's Pre-Tax Account, After-Tax Account and/or Rollover Account and shall be invested in the same manner as Pre-Tax Contributions, After-Tax Contributions and Rollover Contributions.

                    (d) Default. The events of default shall be set forth in the promissory note and security agreement which evidence the loan. Such events shall include, but not be limited to, the following:

                         (1) an individual terminates employment as an Employee for any reason and does not make payments when due, subject to a 90-day grace period;

                         (2) the Trustee concludes that the individual no longer is a good credit risk;

                         (3) to the extent permissible under federal law, the individual's obligation to repay the loan has been discharged through bankruptcy or any other legal


                                      -72-                Harris Retirement Plan

Loans


                              process of action which did not actually result in payment in full, and

                         (4) the individual does not make payments when due, subject to the applicable 90 day grace period.

                    (e) Effect of Default. Upon the existence or occurrence of an event of default, the loan may become due and payable in full and, if such loan is not actually repaid in full, shall be cancelled on the books and records of the Plan and the amount otherwise distributable to such individual shall be reduced, as of the date his Accounts otherwise become distributable, by the principal amount of the loan then due plus any accrued but unpaid interest. Such principal and interest shall be determined without regard to whether the loan had been discharged through bankruptcy or any other legal process or action which did not actually result in payment in full; however, interest shall continue to accrue on such loan only to the extent permitted under applicable law. Cancellation of the amount distributable to an individual under this subsection (e) shall not occur until a distributable event occurs under the Plan. In the event a default occurs before a distributable event occurs, the Corporation Committee shall take such other steps to cure the default as it deems appropriate under the circumstances to preserve Plan assets.


                                      -73-                Harris Retirement Plan

Loans


                  8.6 Mechanics. A loan to an individual under this Plan shall be made from his Pre-Tax Account, After-Tax Account and Rollover Account, and the loan shall be an asset of the respective accounts. For investment purposes, the principal amount of the loan shall be deducted from the Participant's Investment Funds other than the Harris Stock Fund in proportion to their value in his Accounts as of the Valuation Date immediately preceding the loan.

               8.7 Special Powers. The Corporation Committee shall have the power to take such action as it deems necessary or appropriate to stop the benefit payments to or on behalf of an individual who fails to repay a loan (without regard to whether the obligation to repay the loan had been discharged through bankruptcy or other legal process or action) until his Pre-Tax Account, After-Tax Account and/or Rollover Account has been reduced by the principal due (without regard to such discharge) on such loan or to distribute the note which evidences such loan in full satisfaction of any interest in the Pre-Tax Account, After-Tax Account, and/or Rollover Account which is attributable to the unpaid balance of such loan.


                                      -74-                Harris Retirement Plan

                                   ARTICLE IX
                             IN-SERVICE WITHDRAWALS

               9.1 At-Will Withdrawals from Savings Account and After-Tax
Account.

                    (a) Availability. Subject to section 9.4, a Participant may elect to withdraw at any time in a lump sum all or a portion of the balance in his Savings Account and After-Tax Account for any purpose by filing the appropriate election with the Local Committee.

                    (b) Limitations. A Participant may make a withdrawal under this subsection (a) not more than once every three months. A Participant's election to make After-Tax Contributions shall be suspended, and no After-Tax Contributions or Matching After-Tax Contributions shall be credited to the Participant's Account, for a period of three months after the date of a Participant's withdrawal from the After-Tax Account. The Participant's election shall automatically be reinstated at the expiration of such three-month period, unless the Participant has filed a change of election pursuant to section 3.7.

               9.2 Hardship Withdrawals from Pre-Tax Account.

                    (a) Availability. Subject to section 9.4, a Participant who has taken all loans and withdrawals under section 9.1, may elect to withdraw in a lump sum up to 100 percent of his Pre-Tax Contributions, and/or his Rollover


                                      -75-                Harris Retirement Plan

In-Service Withdrawals


Account to satisfy an immediate and heavy financial need, by filing an election with the Corporation Committee. Withdrawals under this section 9.3 shall be authorized by the Corporation Committee in the event of financial need meeting the safe harbor standards of Treasury regulation section 1.401(k)-1(d)(2), which is incorporated herein by reference. A withdrawal shall be deemed to be made on account of an immediate and heavy financial need under those regulations if the withdrawal is for:

                         (1) expenses for medical care previously incurred by the Participant, his spouse or any of his dependents or necessary for these persons to obtain medical care;

                         (2) purchase (excluding mortgage payments) of a principal residence for the Participant;

                         (3) payment of tuition and related education fees for the next 12 months of post-secondary education for the Participant, his spouse, children or dependents;

                         (4) payment to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.


                                      -76-                Harris Retirement Plan

In-Service Withdrawals


                         (5) any other event determined by the Commissioner of Internal Revenue.

                  A withdrawal shall be deemed necessary to satisfy an immediate and heavy financial need of the Participant if:

                              (i) the withdrawal is not in excess of the amount required to meet the financial need of the Participant, including taxes and additions to tax applicable to such withdrawal, and

                              (ii) the Participant has obtained all other
                                   distributions, withdrawals, and all
                                   nontaxable loans currently available under this Plan and any other plans maintained by a Related Company.

                    (b) Limitations. A Participant may take a withdrawal under this section 9.2 no more than once in a six-month period.

                  9.3 Emergency Withdrawals. Subject to section 9.4, a Participant who has taken all withdrawals available under sections 9.1 and 9.2 above may elect to withdraw in a lump sum all or a portion of the balance in his Basic


                                      -77-                Harris Retirement Plan

In-Service Withdrawals


Account and Supplemental Account if the withdrawal otherwise satisfies the requirements of section 9.2(a). An election to withdraw under this section 9.3 is subject to the approval of the "sector executive" which shall be granted on a uniform and nondiscriminatory basis.

                  9.4 Reduction of Investment Fund Balances. The Investment Funds in which a Participant's Accounts are invested, other than the Harris Stock Fund, shall be reduced proportionately to reflect the amount of the Participant's withdrawals under this Article IX, except that a Participant may not withdraw contributions invested in the Harris Stock Fund, and no more than 80 percent of the balance determined as of the Valuation Date immediately preceding the withdrawal shall be available to be withdrawn from equity and fixed income fund balances; provided that the amount remaining in the equity and fixed income funds determined as of the Valuation Date coinciding with or next following the withdrawal may be withdrawn as part of the withdrawal request.


                                      -78-                Harris Retirement Plan

                                    ARTICLE X
                              TOP-HEAVY PROVISIONS

                  10.1 In General. Notwithstanding any other provisions of the Plan to the contrary, for any Plan Year in which this Plan is "top-heavy," as defined herein, the provisions of this Article X shall apply. If the Plan is top-heavy and then ceases to be top-heavy, except as otherwise provided in section 10.3, the provisions of this Article X shall cease to apply.

               10.2 Minimum Allocation.

                    (a) Amount. For any Plan Year for which the Plan is top-heavy, a minimum allocation shall be made for each "non-key employee" who is employed by a Participating Company on the last day of the Plan Year in an amount equal to the lesser of (1) three percent of Compensation or (2) the largest percentage of Compensation allocated to any "key employee" during the Plan Year. The minimum allocation is determined without regard to any Social Security contribution. The minimum allocation shall not apply to any non-key employee who receives a minimum contribution or minimum benefit under any other plan of a Related Company.

                    (b) Allocation. To satisfy subsection (a), the Profit-Sharing Contributions for such Plan Year first shall be allocated to all Participants


                                      -79-                Harris Retirement Plan

Top-Heavy Provisions


employed on the last day of the Plan Year in an amount that meets the minimum allocation amount, and any remaining Profit-Sharing Contribution then shall be allocated in accordance with section 3.2.

                  10.3 Minimum Vesting. For any Plan Year for which the Plan is top-heavy, the vested interest of a Participant who is employed by a Participating Company during any part of the Plan Year shall be determined under the following schedule:

                    Period of Service                       Vested Percentage

               Less than 2 years                                   0%
               2 years but less than 3 years                      20%
               3 years but less than 4 years                      40%
               4 years but less than 5 years                      60%
               5 years but less than 6 years                      80%
               6 years or more                                   100%


                                      -80-                Harris Retirement Plan

Top-Heavy Provisions


               If the Plan becomes top-heavy and ceases to be top-heavy, a Participant who have a five-year Period of Service as determined under section
5.3 may elect to have his vested interest continue to be determined under this section 10.3, notwithstanding that the Plan is no longer top-heavy.

               10.4 Definitions. For purposes of this Article X, the following terms shall have the following meanings:

                    (a) "Determination date" means the last day of the preceding Plan Year.

                    (b) "Determination period" means the Plan Year containing the determination date and the four preceding Plan Years.

                    (c) "Key employee" means an Employee or former employee (and their Beneficiaries) who, at any time during the determination period, is

                         (1) an officer of the Participating Company and has annual compensation greater than 50 percent of the dollar limitation in effect under section 415(b)(1)(A) of the Code for any such Plan Year,

                         (2)  one of the ten Employees having annual
                              compensation in excess of the limitation in effect


                                      -81-                Harris Retirement Plan

Top-Heavy Provisions


                              under section 415(c)(1)(A) of the Code and owning (or considered as owning with the meaning of section 318 of the Code) the largest interests in the Participating Company,

                         (3) a five-percent owner (within the meaning of section 416(i)(1)(B) of the Code) of the Participating Company, or

                         (4) a one-percent owner of the Participating Company having annual compensation from the Participating Company of more than $150,000.

                  The determination of "key employee" shall be made under
section 416(i)(1) of the Code, the terms of which are incorporated herein by reference.

                    (d) "Non-key employee" means any Employee who is not a key employee.

                    (e) "Permissive aggregation group" means the "required aggregation group" and any other plans of the Participating Company which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of sections 401(a)(4) and 410 of the Code.


                                      -82-                Harris Retirement Plan

Top-Heavy Provisions


                    (f) "Required aggregation group" means (1) each qualified plan of the Participating Company in which at least one key employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (2) any other qualified plan of the Participating Company which enables a plan described in (1) to meet the requirements of sections 401(a) and 410 of the Code.

                    (g) "Top-heavy" means:

                         (1) the top-heavy ratio for the Plan exceeds 60 percent and the Plan is not part of any required aggregation group or permissive aggregation group;

                         (2) the Plan is part of a required aggregation group but not a permissive aggregation group and the top-heavy ratio for the required aggregation group exceeds 60 percent;

                         (3) the Plan is part of a required aggregation group and a permissive aggregation group and the top-heavy ratio for the permissive aggregation group exceeds 60 percent.

                    (h) "Top-heavy ratio" means:


                                      -83-                Harris Retirement Plan

Top-Heavy Provisions


                         (1) If the Participating Company or Related Company has not maintained any defined benefit plan which during the five-year period ending on the determination date had accrued benefits, the top-heavy ratio is a fraction, the numerator of which is the sum of the account balances of all key employees as of the determination date (including any part of any account balance distributed in the five-year period ending on the determination date), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five-year period ending on the determination date).

                         (2) If a Related Company maintains or has maintained a defined benefit plan which during the five-year period ending on the determination date had accrued benefits, the top-heavy ratio is a fraction, the numerator of which is the sum of account balances under the defined contributions plans for


                                      -84-                Harris Retirement Plan

Top-Heavy Provisions


                              all key employees (including any part of any account balance distributed in the five-year period ending on the determination date), and the present value of accrued benefits under the defined benefit plans for all key employees as of the determination date, and the denominator of which is the sum of the account balances under the defined contribution plans for all participants (including any part of any account balance distributed in the five-year period ending on the determination date), and the present value of accrued benefits under the defined benefit plans for all participants as of the determination date.

                         (3) For purposes of (1) and (2) above, the value of account balances and the present value of accrued benefits shall be determined as of the most recent "valuation date" that falls within or ends with the 12-month period ending on the determination date, except as provided in section 416 of the Code


                                      -85-                Harris Retirement Plan

Top-Heavy Provisions


                              for the first and second plan years of a defined benefit plan. In the case of a defined benefit plan, the "present value of accrued benefits" shall be determined under the terms of the applicable defined benefit plan. The account balances and accrued benefits of a Participant who is not a key employee but who was a key employee in a prior year, or who has not been credited with at least an Hour of Service with any Participating Company maintaining the plan at any time during the five-year period ending on the determination date shall be disregarded. When aggregating plans, the value of account balances and accrued benefits shall be calculated with reference to the determination dates that fall within the same calendar year.

                         (4) The calculation of the top-heavy ratio shall be determined in accordance with section 416 of the


                                      -86-                Harris Retirement Plan

Top-Heavy Provisions


                              Code, the provisions of which are incorporated herein by reference.

                    (i) "Valuation date" means the last day of the Plan Year.


                                      -87-                Harris Retirement Plan

                                   ARTICLE XI
                                 ADMINISTRATION

               11.1 Named Fiduciaries. The Corporation shall be the "named fiduciary" responsible for the control, management and administration of the Plan.

               11.2 Corporation Committee. The Corporation shall establish a Corporation Committee to administer the Plan. The members of the Corporation Committee shall be appointed, and removed at any time, by the appropriate officers of the Corporation. A member of the Corporation Committee may resign at any time by giving written notice to the Corporation at least 15 days prior to the effective date of the resignation.

               11.3 Powers and Duties of Committee. The Corporation Committee shall have the powers and duties conferred on it by the terms of the Plan. The Corporation Committee may establish such rules and regulations as it deems necessary to enable it to administer the Plan. The Corporation Committee shall have the discretionary authority to determine eligibility for benefits and construe the terms of the Plan.


                                      -88-                Harris Retirement Plan

Administration


               11.4 Actions of Committee. No formal meeting and no minutes shall be required with respect to actions taken by the Corporation Committee.

               11.5 Finality of Decisions. All decisions and directions made by the Corporation Committee, in the discretionary exercise of its powers and duties, shall be final and binding on all parties concerned.

               11.6 Immunities of Committee. Except as otherwise provided by law, no member of the Corporation Committee shall be liable to a Participating Company or to any Participant or Beneficiary by reason of the exercise in good faith of any power or discretion vested in him by the terms of the Plan.

               11.7 Advisers and Agents. The Corporation, or the Corporation Committee, with the consent of the Corporation, may employ one or more persons to render advice with respect to any responsibility that the Corporation, or the Corporation Committee, respectively, has under the Plan. The Corporation, or the Corporation Committee, may appoint unrelated parties to carry out trustee, investment management and record-keeping responsibilities with respect to the Plan. The Corporation shall indemnify any person, including


                                      -89-                Harris Retirement Plan

Administration


an employee of the Corporation, who is acting on behalf of the Corporation or the Corporation Committee in this capacity with respect to liability that may arise by reason of his action or failure to act concerning the Plan, excepting any willful or gross misconduct or criminal acts, to the extent required in the respective contracts governing such arrangements.


               11.8 Committee Member who is Participant. A member of the Corporation Committee who also is a Participant shall have no right to vote with respect to any action that pertains solely to him as a Participant. In the event a majority of the remaining members are unable to agree as to the action to be taken with respect to the Participant, the chief executive officer of the Corporation shall appoint an impartial person to arbitrate the matter between the remaining members and to reach a decision.

               11.9 Information Provided by Participating Companies. Each Participating Company and Employment Unit shall provide the Corporation, the Corporation Committee and the Trustee with complete and timely information regarding employment data for each Employee and Participant needed by the Corporation, Corporation Committee or Trustee to administer the Plan,


                                      -90-                Harris Retirement Plan

Administration


including, but not limited to, information concerning Compensation, date of employment, date of termination of employment, reason for termination and any other information required by the Corporation, Corporation Committee, or Trustee.

                  11.10 Expenses. All reasonable and proper expenses of the Plan and the Trust, including, but not limited to, investment advisory fees, record-keeping fees, and Trustee's fees shall be paid from Participants' Accounts in a uniform and nondiscriminatory manner, which may be ratably, unless otherwise paid by the Corporation. The Corporation may seek reimbursement of any expense which it pays that is properly payable by the Trust Fund.

                  11.11 Trust Fund Available to Pay All Plan Benefits. The Plan is intended to be a single plan under Treasury regulation section
1.414(l)-1(b)(1). The maintenance of Accounts as required by the terms of the Plan shall be for record-keeping purposes only. All of the Trust Fund shall be available to pay benefits to all Participants and Beneficiaries.


                                      -91-                Harris Retirement Plan

                                   ARTICLE XII

                 AMENDMENT AND TERMINATION AND CHANGE OF CONTROL


                  12.1 Amendment. The Corporation reserves the right to amend the Plan by action of its Board of Directors or the appropriate committee thereof at any time and from time to time, subject to the following limitations:

                    (a) no amendment shall be made which vests in any Participating Company any interest in any assets of the Plan other than as specifically provided in section 12.2;

                    (b) no amendment shall be made which would have the effect of decreasing a Participant's "accrued benefit" as proscribed in section 411(d)(6) of the Code; and

                    (c) no amendment shall have the effect of reducing a Participant's vested interest in his Accounts. If the Plan is amended to change the vesting schedule, each Participant with at least a three-year Period of Service shall have the right to elect to have his vested interest computed without regard to the amendment. Each Participant shall be permitted to make this election during the period ending 60 days after the latest of the date (1) the


                                      -92-                Harris Retirement Plan

Amendment and Termination and Change of Control


amendment is adopted; (2) the amendment is effective, and (3) the Participant is issued a written notice of the amendment by the Corporation or its delegate.

                  Amendments will normally be initiated by the Corporation Committee, approved by upper management of the Corporation, then adopted by resolution of the Retirement Plan Investment Committee of the Board of Directors.

                  12.2 Termination of Plan. This Plan is intended to be permanent, and it is the expectation of the Corporation that it will continue indefinitely. However, the Corporation reserves the right to terminate the Plan by resolution of its Board of Directors or the appropriate committee thereof. In the case of a complete termination of the Plan, previously unallocated forfeitures shall be allocated as otherwise provided in the Plan. To the extent previously unallocated forfeitures cannot be allocated because all Participants have reached the limitations of section 415 of the Code, the unallocated amount shall revert back to the appropriate Participating Company, as provided in section 3.10.


                                      -93-                Harris Retirement Plan

Amendment and Termination and Change of Control


                  12.3 Discontinuance of Contributions. The Corporation reserves the right to discontinue contributions to the Plan by amendment or by resolution of the Board of Directors or the appropriate committee thereof.

                  12.4 Vesting on Termination or Discontinuance of Contributions. As of the date of the partial or complete termination of the Plan or upon the complete discontinuance of contributions to the Plan, each affected Participant shall become fully vested in his Accounts and no further allocations of contributions or forfeitures shall be made after such date on behalf of an affected Participant.

                  12.5 Distribution on Termination. Upon the complete termination of the Plan, the Trustee shall distribute to each affected Participant the full amount standing to the credit of his Accounts; provided that if such amount exceeds (or at the time of any prior distribution exceeded) $3,500 and the Participant is not yet age 65, such lump sum shall not be paid without his consent. If the Participant does not consent, an annuity contract shall be purchased for and distributed to the Participant.


                                      -94-                Harris Retirement Plan

Amendment and Termination and Change of Control


                  12.6 Change of Control.

                    (a) Definition. Change in Control means the occurrence of any one of the following events:

                  (i) any "person" (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20 percent or more of the combined voting power of the Corporation's then outstanding securities eligible to vote for the election of the Board of Directors (the "Board") of the Corporation (the "Corporation Voting Securities"); provided however, that the event described in this paragraph (i) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Corporation or any Subsidiary, (B) by any employee benefit plan sponsored or maintained by the Corporation or any Subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a "Non-Control Transaction" (as defined in paragraph (iii)) or (E) pursuant to any acquisition by a corporate officer of the Corporation or any group of persons including the Corporate officer;


                                      -95-                Harris Retirement Plan

Amendment and Termination and change of Control


                  (ii) individuals who, on July 1, 1996, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to July 1, 1996, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors who remain on the Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without objection to such nomination) shall also be deemed to be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Corporation as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

                  (iii) the consummation of a merger, consolidation, share exchange or similar form of corporate reorganization of the Corporation or any such type of transaction involving the Corporation or any of its Subsidiaries that requires the approval of the Corporation's stockholders (whether for such transaction or the issuance of securities in the transaction or otherwise) (a "Business


                                      -96-                Harris Retirement Plan

Amendment and Termination and Change of Control

Combination"), unless immediately following such Business Combination:
(A) more than 80 percent of the total voting power of the corporation resulting from such Business Combination (including, without limitation, any corporation which directly or indirectly has beneficial ownership of 100 percent of the Corporation Voting Securities) eligible to elect directors of such corporation is represented by shares that were Corporation Voting Securities immediately prior to such Business Combination (either by remaining outstanding or being converted), and such voting power is in substantially the same proportion as the voting power of such Corporation Voting Securities immediately prior to the Business Combination, (B) no person (other than any publicly traded holding company resulting from such Business Combination, any employee benefit plan sponsored or maintained by the Corporation (or the corporation resulting from such Business Combination)), becomes the beneficial owner, directly or indirectly, of 20 percent or more of the total voting power of the outstanding voting securities eligible to elect directors of the corporation resulting from such Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business


                                      -97-                Harris Retirement Plan

Amendment and Termination and Change of Control


Combination which satisfies the conditions specified in (A), (B) and (C) shall be deemed to be a "Non-Control Transaction"); or

                  (iv) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or the direct or indirect sale or other disposition of all or substantially all of the assets of the Corporation and its Subsidiaries.

                  Notwithstanding the foregoing, a Change in Control of the Corporation shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20 percent of the Corporation Voting Securities as a result of the acquisition of Corporation Voting Securities by the Corporation which reduces the number of Corporation Voting Securities outstanding, provided that if after such acquisition by the Corporation such person becomes the beneficial owner of additional Corporation Voting Securities that increases the percentage of outstanding Corporation Voting Securities beneficially owned by such person, a Change in Control of the Corporation shall then occur.
                  For purposes of the definition of a "Change of Control", the term "Subsidiary" shall mean any corporation or other entity in which the Corporation has a direct or indirect ownership interest of 50 percent or more of the total


                                      -98-                Harris Retirement Plan

Amendment and Termination and Change of Control


combined voting power of the then outstanding securities of such corporation or other entity entitled to vote generally in the election of directors or in which the Corporation has the right to receive 50 percent or more of the distribution of profits or 50 percent of the assets on liquidation or dissolution.

                  Notwithstanding any other provisions of the Plan to the contrary, if a Change in Control occurs, then during the period commencing on the date of acquisition of said voting power, control of the Board, or consummation of a Business Combination, and ending at the close of business on the next following June 30 (the "Restriction Period"), the provisions of this section 12.6 shall apply.

                    (b) Effect. During the Restriction Period, the Plan may not be terminated or amended to the extent the amendment would:

                         (1)  reduce coverage under the Plan;

                         (2) reduce the amount of Profit-Sharing Contributions required to be made for the Plan Year ending on the last day of the Restriction Period;

                         (3) reduce the amount of After-Tax Contributions eligible for a matching contribution that a Participant is permitted to make or the amount of


                                      -99-                Harris Retirement Plan

Amendment and Termination and Change of Control


                              the Matching After-Tax Contributions required under sections 3.5 and 3.6; or

                         (4) reduce the amount of Pre-Tax Contributions that a Participant is permitted to make or the amount of Matching Pre-Tax Contributions required under sections 3.3 and 3.4.

                    (c) For the purpose of computing the amount of the Profit-Sharing Contributions for the twelve-month period ending on the last day of a Restriction Period, the adjusted consolidated net income of the Corporation and its Consolidated Subsidiaries before net income taxes for the Fiscal Year ending on such date is deemed to be the forecast of the consolidated net income of the Corporation and its Consolidated Subsidiaries for such Fiscal Year as set forth in the annual operating plan of the Corporation for such Fiscal Year.

                    (d) During the Restriction Period, any person who was an Employee on the day preceding the first day of the Restriction Period shall be deemed to be an Employee so long as he is employed by a member of a "controlled group of corporations" which includes, or by a trade or business that is under common control with (as those terms are defined in sections 414(b) and


                                     -100-                Harris Retirement Plan

Amendment and Termination and Change of Control


(c) of the Code) the Corporation, any corporation which is the survivor of any merger or consolidation to which the Corporation was a party, or any corporation into which the Corporation has been liquidated.


                                     -101-                Harris Retirement Plan

                                  ARTICLE XIII
                            MISCELLANEOUS PROVISIONS

                  13.1 Restrictions on Alienation; Qualified Domestic Relations Orders. Except as otherwise may be required for Federal, state or local income tax withholding purposes, no benefit or interest under this Plan shall be subject to assignment or alienation, either voluntarily or involuntarily. The preceding sentence shall apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a Qualified Domestic Relations Order, as defined in section 414(p) of the Code. In accordance with uniform and nondiscriminatory procedures established by the Corporation Committee from time to time, the Corporation Committee upon the receipt of a domestic relations order which seeks to require the distribution of a Participant's Account in whole or in part to an "alternative payee" (as that term is defined in Code section 414(p)(8)) shall:

                    (1) promptly notify the Participant and such "alternate payee" of the receipt of such order and of the procedure which the Corporation Committee will follow to determine whether such order constitutes a "Qualified Domestic Relations Order" within the meaning of Code section 414(p),


                                     -102-                Harris Retirement Plan

Miscellaneous Provisions


                    (2) determine whether such order constitutes a "Qualified Domestic Relations Order" and notify the Participant and the "alternate payee" of the results of such determination and,

                    (3) if the Corporation Committee determines that such order does constitute a "Qualified Domestic Relations Order," distribute to such "alternate payee" under the terms of such order the amount called for under the order in a single sum within 60 days of the date such order is determined to constitute a Qualified Domestic Relations Order, without regard to whether a distribution would be permissible to the Participant at such time under this Plan.

                  The determination and the distribution made by, or at the direction of, the Corporation Committee under this section 13.1 shall be final and binding on the Participant and on all other persons interested in such order. An "alternate payee" under this section 13.1 shall not be an eligible person for purposes of obtaining a loan pending the distribution of such alternate payee's entire interest under this Plan.

                  13.2 Exclusive Benefit Requirement. Except as provided in sections 12.2 and 13.3, no assets of the Plan shall revert to a Participating Company or


                                     -103-                Harris Retirement Plan

Miscellaneous Provisions


be used for or diverted to purposes other than providing benefits to Participants and their Beneficiaries and defraying reasonable costs of administering the Plan.

                  13.3 Return of Contributions.

                    (a) Mistake of fact. Any contribution made by a Participating Company due to a mistake of fact shall be returned to the Participating Company within one year of the date the contribution was made.

                    (b) Nondeductible Contributions. In the event the deduction of a contribution made by a Participating Company is disallowed under section 404 of the Code, such contribution (to the extent disallowed) shall be returned to the Participating Company within one year of the disallowance of the deduction.

                  13.4 No Contract of Employment. Neither the establishment and maintenance of the Plan nor the participation in the Plan by any Employee shall be construed as a contract between the Employee and any Participating Company so as to give any Employee the right to be retained by any Participating Company, or to interfere with the rights of any Participating Company to discharge the Employee at any time.


                                     -104-                Harris Retirement Plan

Miscellaneous Provisions


                  13.5 Payment of Benefits on Incapacity. In the event the Corporation Committee determines that any person to whom a distribution is to be made is unable to care for his affairs by reason of illness or other disability, any amount distributable to such person (unless prior claim thereto shall have been made by a duly qualified guardian or other legal representative) may, in the discretion of the Corporation Committee, be paid to such other person deemed by the Corporation Committee to be responsible for such person. Any such payment made under this section 13.5 shall constitute a complete discharge of any liability under this Plan.

                  13.6 Merger. In the event of a merger or consolidation with, or transfer of assets or liabilities to any other plan, each Participant shall receive a benefit immediately after such merger, consolidation or transfer (if the Plan then terminated) which is at least equal to the benefit the Participant was entitled to receive immediately before such merger, consolidation or transfer (if the Plan had then terminated).

                  13.7 Construction. The headings and subheadings in this Plan have been inserted for convenience of reference only and are to be ignored in the


                                     -105-                Harris Retirement Plan

Miscellaneous Provisions


construction of its provisions. Wherever appropriate, the masculine shall be read as the feminine, the plural as the singular, and the singular as the plural. References in this Plan to a section shall be to a section in this Plan unless otherwise indicated. References in this Plan to a section of the Code, ERISA or any other federal law shall also refer to the regulations issued under such section.

                  13.8 Governing Law. This Plan shall be construed, to the extent to which state law is applicable, in accordance with the laws of the State of Florida. Venue for any action arising under this Plan shall be in Brevard County, Florida.

                  13.9 Mistaken Payments. If a mistake is made in favor of a Participant or Beneficiary in the payment of benefits under this Plan, the Corporation or the Trustee (acting at the Corporation direction and on behalf of the Plan) shall take such action against the Participant or Beneficiary to remedy such mistake and to make the Plan whole as the Corporation deems proper and appropriate under the circumstances, and any mistake in favor of the Plan shall promptly be corrected by, or at the direction of, the Corporation.


                                     -106-                Harris Retirement Plan

                                   ARTICLE XIV
                             SPECIAL PROVISIONS FOR
                                  EMPLOYEES OF
                      HARRIS TECHNICAL SERVICES DIVISION OF
                      HARRIS TECHNICAL SERVICES CORPORATION


                  Notwithstanding the provisions of any other Article of this Plan to the contrary, the following special provisions apply to Participants who are employees of the Harris Technical Services Division of Harris Technical Services Corporation.

                  14.1 Participation. Notwithstanding section 2.1, an Employee shall become a Participant on the first day on which the Employee performs an Hour of Service.

                  14.2 Profit-Sharing Contributions. (a) Notwithstanding section 3.1, a Profit-Sharing Contribution shall be made for each Plan Year on behalf of Employees of the Employment Unit consisting of the Harris Technical Services Division in an amount equal to 7 percent of before-tax M-2 profits. Ten (10) percent of the estimated Profit-Sharing Contribution for each Plan Year shall be


                                     -107-                Harris Retirement Plan
made no later than the last day of October, January, and April of each year. The remaining Profit-Sharing Contribution for each Plan Year shall be made no later than the last day of September. (b) Notwithstanding any provision to the contrary in section 3.2, Profit-Sharing Contributions shall be allocated pro rata to each Participant on the basis of the number of full months of his or her Period of Service completed during the Plan Year, provided that fractional months shall be aggregated. The limitation in eligibility in section 3.2(c) shall not apply.

                  14.3 Pre-Tax Contributions. Section 3.3(a) shall apply, provided, however, that a Participant may elect to reduce his Compensation by an amount equal to any whole percentage not to exceed 15 percent and have the amount of such reduction contributed to the Plan as a Pre-Tax Contribution.

                  14.4 No Matching Pre-Tax Contributions. Notwithstanding any other provision of the Plan to the contrary, no Matching Pre-Tax Contributions will be made on behalf of Participants.


                                     -108-                Harris Retirement Plan

Miscellaneous Provisions

                  14.5 No Investment in the Harris Stock Fund. Notwithstanding any provision of the Plan to the contrary, Participants may not direct investments into the Harris Stock Fund.

                  14.6 Vesting. The Vesting Schedule in section 5.3(a) shall be replaced by the following vesting schedule:

               Period of Service                         Vested Percentage

               Less than 1 year                                 0%
               1 year but less than 2 years                    20%
               2 years but less than 3 years                   40%
               3 years but less than 4 years                   60%
               4 years but less than 5 years                   80%
               5 years or more                                100%


                                     -109-                Harris Retirement Plan

Miscellaneous Provisions


      HARRIS CORPORATION



Date: 6/28/96                           By: /s/ D.S. Wasserman
     -----------------------------         -------------------------------

Attest: /s/ E.T. Golitko                Title: Vice President - Treasurer
       ---------------------------             ---------------------------

                                     -110-                Harris Retirement Plan

                                   APPENDIX A



Investment Funds. The Investment Funds available under the plan as of October 1, 1993 are as follows:

(a) Balanced Fund. Assets held in this fund will be invested in a variety of stocks, bonds, mortgages, fixed-income securities such as U.S. Treasury bills, certificates of deposit, commercial paper and real estate.

(b) Short-Term Bond Fund. Assets in this fund will be invested in shorter-term fixed-income securities such as government bonds, U.S. Treasury bills and notes, certificates of deposit, federal agency obligations, mortgage securities and corporate bonds.

(c) Money Market Fund. Assets in this fund will be invested in a diversified portfolio of high-quality, short-term fixed instruments such as U.S. Treasury bills, federal agency obligations, commercial paper, certificates of deposit and banker's acceptances.


                                     -111-                Harris Retirement Plan

(d) Stable Value Fund. Assets held in this fund will be invested in a diversified portfolio of investment contracts and short-term, high-quality fixed income instruments that guarantee principal and a specified rate of return for a specified period.

(e) Equity Income Fund. Assets held in this fund will be invested primarily in dividend-paying common stocks of established companies but may also be invested in convertible bonds and/or convertible preferred stock.

(f) Indexed Equity Fund. Assets held in this fund will be invested in a stock portfolio that mirrors the Standard & Poor's 500 Stock Index.

(g) Growth Fund. Assets in this fund will be invested for the longer term, primarily in common stocks of companies which are currently experiencing an above-average rate of earnings growth. The fund's stock selection criteria include a requirement that each company have a five-year average performance record of sales, earnings, dividend growth, pre-tax margins, return on equity.

(h) Harris Stock Fund. Assets in this fund will be invested in common stock of the Corporation.


                                     -112-                Harris Retirement Plan

The Investment Funds may be changed at any time and from time to time.


                                     -113-                Harris Retirement Plan

                                   APPENDIX B

                 SPECIAL PROVISIONS FOR TRANSFERRED PARTICIPANTS



         The provisions of this Appendix B are effective as of January 1, 1990.


                  (a) For purposes of this Appendix B, the following terms shall have the following meanings:

                    (1) "Transferred Participants" means those former Employees whose employment with a Participating Company ceased due to a sale of the stock or assets of a Sold Operation.

                    (2) "Sold Operation" means (i) the Data Communications Division and (ii) the Chatsworth Operation.


                                     -114-                Harris Retirement Plan

                    (3) "Closing Date" means the date as of which the sale of the relevant Sold Operation was effective.


                  (b) Each Transferred Participant shall be fully vested in his Accounts as of the relevant Closing Date.


                                     -115-                Harris Retirement Plan

                                   APPENDIX C

                             PARTICIPATING COMPANIES



         As of July 1, 1996, the Related Companies that are Participating Companies are:

          Harris Corporation
          Harris Data Services Corporation
          R.F. Communications, Inc.
          Scientific Calculations, Inc.
          Harris Semiconductor International, Inc.
          Harris Technical Services Corporation
          Harris International Sales Corporation
          Harris Space Systems Corporation
          Harris Video Communications Systems, Inc.
          Harris Data Communications Division of Lanier Worldwide,
            Inc.
          Baseview Products, Inc.


                                     -116-                Harris Retirement Plan